-----------------------------------------------------------------------------

PACIFIC HORIZON TAXABLE MONEY MARKET FUNDS

-----------------------------------------------------------------------------


                   PACIFIC HORIZON TAXABLE MONEY MARKET FUNDS
                               SEMI-ANNUAL REPORT
                                August 31, 1996


                                   PRIME FUND

                                 TREASURY FUND

                                GOVERNMENT FUND

                               TREASURY ONLY FUND



                               INVESTING FOR ALL
                             THE TIMES OF YOUR LIFE



                                ----------------
                                NOT FDIC INSURED
                                ----------------

                          PACIFIC HORIZON FUNDS, INC.
                     3435 Stelzer Road, Columbus, OH 43219
                                 1-800-332-3863

                               INVESTMENT ADVISER
             Bank of America National Trust and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                                 ADMINISTRATOR
                          Concord Holding Corporation
                               3435 Stelzer Road
                               Columbus, OH 43219

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                               New York, NY 10036

                                  FUND COUNSEL
                             Drinker Biddle & Reath
                              1345 Chestnut Street
                             Philadelphia, PA 19107

                                  DISTRIBUTOR
                         Concord Financial Group, Inc.
                               3435 Stelzer Road
                               Columbus, OH 43219

FUND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE ENDORSED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

The Pacific Horizon Funds, Inc. are sponsored and distributed by Concord Financial Group, Inc., which is unaffiliated with the Bank of America. Bank of America serves as investment adviser to the Funds and receives fees for such services. From time to time, Bank of America may provide other services to the Funds for additional fees, as disclosed in the Funds' prospectuses.

There can be no assurance that the Funds will be able to maintain a net asset value of $1.00 per share and Fund shares are not insured or guaranteed by the U.S. Government or its agencies.

A portion of the Funds' income may be subject to Federal Alternative Minimum Tax and certain investors may be subject to such tax and to some state and local taxes.

This material must be preceded or accompanied by a current prospectus.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

                        ...............................

                                                                        Contents

                             FUND FACTS                          2-3
                             UNDERSTANDING YOUR SHAREHOLDER
                               REPORT                            4-6
                             ECONOMIC REVIEW FROM THE
                               INVESTMENT ADVISER                8-9
                             INTERVIEW WITH YOUR
                               INVESTMENT MANAGER              10-11
                             PORTFOLIO OF INVESTMENTS          12-26
                             STATEMENTS OF ASSETS
                               AND LIABILITIES                    27
                             STATEMENTS OF OPERATIONS             28
                             STATEMENTS OF CHANGES
                               IN NET ASSETS                   30-31
                             NOTES TO FINANCIAL STATEMENTS     32-41
                             FINANCIAL HIGHLIGHTS              42-55

PACIFIC HORIZON FUND FACTS

The Pacific Horizon Family of Funds offers a variety of mutual funds with different investment objectives to help you diversify your portfolio and meet your investment goals. Some Funds offer greater growth potential, while others, the money market funds, strive to maintain a stable net asset value but offer no growth potential.

-------------------------------------------------------------------
------------------------------------------------------------------------------------

                 FUND NAME                             INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------
 International Equity                         Long-Term Capital Growth
 .....................................................................................
 Aggressive Growth                            Maximum Capital Appreciation
 .....................................................................................
 Blue Chip                                    Long-Term Capital Appreciation
 .....................................................................................
 Capital Income                               Total Investment Return
 .....................................................................................
 Asset Allocation                             Long-Term Growth
 .....................................................................................
 Corporate Bond                               High Current Income
 .....................................................................................
 Intermediate Bond                            Income and Capital Appreciation
 .....................................................................................
 U.S. Government Securities                   High Level of Current Income
 .....................................................................................
 Short-Term Government                        High Current Income with Relative
                                              Stability of Principal
 .....................................................................................
 National Municipal Bond*                     High Level of Federal Tax-Free
                                              Current Income
 .....................................................................................
 California Tax-Exempt Bond*                  High Level of Federal and California
                                              Tax-Free Current Income
 .....................................................................................
 Money Market Funds+                          High Current Income Plus Principal
 - Prime                                      Stability
 - Treasury
 - Government
 - Treasury Only
 .....................................................................................
 Tax-Exempt Money Market Funds*+
 - Tax-Exempt Money                           High Level of Federal Tax-Free Current
                                              Income Plus Principal Stability
 - California Tax-Exempt Money Market         High Level of Federal and California
                                              Tax-Free Current Income Plus Principal
                                              Stability

--------------------------------------------------------------------------------
* Certain investors may be subject to the Federal Alternative Minimum Tax and to certain state and local taxes.

+ There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share. Fund shares are not insured or guaranteed by the U.S. Government.

With the help of an investment professional, you can develop a strategy tailored to meet your goals. To receive any of the Funds' prospectuses, which include more complete information such as charges and expenses, call your investment specialist or the Pacific Horizon Funds. Read the prospectus carefully before investing or sending money.

-------------------------------------------------------------------
------------------------------------------------------------------------------------

  PORTFOLIO CONSISTS PRIMARILY OF ...               APPROPRIATE FOR INVESTORS WHO SEEK
------------------------------------------------------------------------------------
 Foreign Equity Securities                 Diversification into foreign equity markets with
                                           associated risk.
 ................................................................................................
 Small Capitalization Stocks               Higher-than-average long-term growth potential with
                                           higher-than-average risk.
 ................................................................................................
 Blue Chip Stocks                          Long-term growth potential from investments in the
                                           stocks of well-established companies.
 ................................................................................................
 Convertible Bonds and Convertible         Combined potential for current income and capital
 Preferred Stocks                          appreciation.
 ................................................................................................
 Stocks, Bonds and Cash Equivalents        Long-term growth potential and current income from
                                           stocks and bonds.
 ................................................................................................
 Investment-Grade Corporate Debt           High monthly income potential with reasonable
                                           investment risk.
 ................................................................................................
 Investment-Grade Corporate and U.S.       Regular monthly income from a diversified portfolio
 Government Securities                     of investment-grade securities.
 ................................................................................................
 GNMAs and Other U.S. Government           High monthly income potential and low credit risk.
 Securities
 ................................................................................................
 U.S. Government and Government Agency     Monthly income and relative stability of investment.
 Securities
 ................................................................................................
 Investment-Grade Municipal Debt           Monthly tax-free income.
 Securities
 ................................................................................................
 Investment-Grade California               High monthly double tax-free income.
 Municipal Securities
 ................................................................................................
 High-Quality Corporate and/or U.S.        A flexible, convenient way to manage or accumulate
 Government Short-Term Obligations         cash while waiting for other investment
                                           opportunities.
 ................................................................................................
 Short-Term Municipal Obligations          A tax-free way to manage or accumulate cash while
                                           waiting for other investment opportunities.
 Short-Term California Municipal           A tax-free way to manage or accumulate cash while
 Obligations                               waiting for other investment opportunities.

--------------------------------------------------------------------------------

UNDERSTANDING  YOUR  SHAREHOLDER  REPORT

As a mutual fund shareholder, you receive two financial reports a year that contain important information about your investment. The financial statements and financial highlights included in annual reports are audited by an independent public accounting firm and cover the activity for the past fiscal year. The independent public accountant provides an opinion letter in each audited report. A semi-annual report is a six-month interim report that includes financial statements that are generally not audited by an independent public accounting firm.

This guide will help you extract the information from the report.

The TABLE OF CONTENTS helps
you locate the information you
want.

The ECONOMIC REVIEW FROM THE
INVESTMENT ADVISER provides a          [GRAPHIC]
brief overview of the economy
and how it affects the
financial markets.

The INTERVIEW WITH YOUR
INVESTMENT MANAGER enables you
to gain insight into the
Fund's investments and learn
more about the Fund manager's
strategies.

                            Because a picture or chart can help clarify the text, the investment management team may have illustrated the most important features of the Fund. The illustrations may represent the portfolio composition, the largest holdings or a simplification of the investment adviser's investment style.
[GRAPHIC]

The financial statements summarize and describe the Fund's financial transactions. They are broken down into four different statements, which are illustrated below:

The PORTFOLIO OF INVESTMENTS lists each investment holding in the Fund as of the date of the report. Investments may be grouped by category (by industry or security type, for example). The percentage of the Fund's net assets represented by these groupings is also disclosed.

                                  TYPE OF SECURITY

                                  INDUSTRY SECTOR AND PERCENTAGE OF THE FUND'S
                                  NET ASSETS REPRESENTED BY INVESTMENTS IN THAT
        [GRAPHIC]                 SECTOR (IF APPLICABLE)

                                  ACTUAL PORTFOLIO HOLDINGS WITH SHARES AND
                                  MARKET VALUE AS OF REPORT DATE

The STATEMENT OF ASSETS AND LIABILITIES lists all the assets and liabilities of the Fund as of the date of the statement. This is an individual fund's "balance sheet." Also disclosed in this statement are the Fund's net asset value per share and its maximum offering price per share as of the date of the statement. The statement also lists the accounts that comprise the Fund's net assets (capital stock, undistributed income, etc.).

                                  SUMMARY OF THE FUND'S INVESTMENTS AND ALL
        [GRAPHIC]                 OTHER ASSETS OWNED BY THE FUND, INCLUDING
                                  AMOUNTS OWED TO THE FUND BY OUTSIDE PARTIES

                                  SUMMARY OF ALL AMOUNTS OWED TO OUTSIDE PARTIES BY THE FUND

                                  NET RESULTS OF ASSETS LESS LIABILITIES

                                  THE MARKET VALUE OF THE FUND'S TOTAL NET
                                  ASSETS DIVIDED BY THE NUMBER OF SHARES
                                  OUTSTANDING

THE CURRENT NET ASSET VALUE PER SHARE PLUS SALES CHARGE, IF ANY

The STATEMENT OF OPERATIONS shows the amount of dividend and interest income earned from the Fund's investments, the expenses incurred by the Fund from its operations and any gains or losses realized and not yet realized by the Fund from holding and/or selling any investments.

                                  ANY INCOME EARNED FROM THE FUND'S INVESTMENTS

                                  OPERATING EXPENSES INCURRED BY THE FUND DURING THE PERIOD

        [GRAPHIC]                 GAINS OR LOSSES REALIZED UPON THE SALE OF THE
                                  FUND'S INVESTMENTS AND ANY CHANGE IN
                                  UNREALIZED GAINS OR LOSSES ON FUND HOLDINGS
                                  DURING THE PERIOD

                                  NET CHANGE IN NET ASSETS DUE TO FUND
                                  OPERATIONS

The STATEMENTS OF CHANGES IN NET ASSETS shows the changes in the net assets of the Fund during each of the two most recent reporting periods. The changes in net assets are generally broken down into four distinct sections:

                                  OPERATIONS: SEE STATEMENT OF OPERATIONS

                                  DIVIDENDS TO SHAREHOLDERS: TOTAL INCOME
                                  DIVIDENDS PAID TO SHAREHOLDERS DURING THE
                                  PERIODS

        [GRAPHIC]                 DISTRIBUTIONS TO SHAREHOLDERS: TOTAL REALIZED
                                  GAINS DISTRIBUTED TO SHAREHOLDERS DURING THE
                                  PERIODS

                                  FUND SHARE TRANSACTIONS: DOLLAR VALUE OF FUND SHARES PURCHASED, REDEEMED OR REINVESTED DURING THE PERIODS

The NOTES TO FINANCIAL STATEMENTS are footnotes to the statements listed above. These notes include information on accounting methods used by the Fund, contractual arrangements between the Fund and its service providers, certain transactions effected by the Fund and other general information about the Fund.

The FINANCIAL HIGHLIGHTS shows, for a single share outstanding throughout each period presented, the net investment income, the realized and unrealized gains and losses and the dividends and distributions of the Fund. It also shows key data and ratios (such as the total investment return for each period), the portfolio turnover rate for Funds other than money market mutual funds, the ratio of expenses to average net assets and the ratio of net investment income to average net assets.

                     [This page intentionally left blank.]

ECONOMIC REVIEW
FROM THE INVESTMENT ADVISER

The financial markets were volatile during the six-month period ended August 31, 1996, due to uncertainty about the economy, interest rates and corporate earnings. As the period began, strong corporate earnings encouraged investors to expect higher stock prices. But during the summer investors were confronted with relatively poor early announced earnings reports as compared to the same quarter the previous year.

At the same time, there were signs that the economy was growing much faster than expected. Some factors that restrained economic growth during the early part of 1996 were behind us -- in particular, the General Motors and Boeing strikes, the government shutdown and bad weather -- and the economy grew at a surprisingly strong rate of 4.7% during the second quarter. As a result, investors worried that the Federal Reserve would increase short-term interest rates to slow growth and keep a tight rein on inflation.

MIXED SIGNALS
IN THE MARKETS

Meanwhile, other economic indicators, including a high level of inventory buildup and relatively weak retail sales figures, suggested that the economy might be losing steam. The result: Stocks and bonds declined sharply in July, but rebounded somewhat in August. For the period, the Standard & Poor's 500 Stock Index gained 2.96%. Also, the bellwether 30-year Treasury bond was down 5.12%.

The best-performing stock market sectors during the recent period were capital goods and selected technology issues, both of which gained more than 13%. More defensive sectors of the market also performed well. These included stocks in the consumer staples sector and the financial services sector, where stocks gained roughly 10% during the period.

We expect corporate earnings to grow at a rate of about 7% for 1996 -- slower than the double-digit growth of last year, but still strong in absolute terms. That said, profit growth at many firms will look modest compared to their gains of a year ago. As a result, many companies may pre-announce any disappointing third-quarter earnings expectations to prevent their stock prices from stumbling too much when they announce the actual numbers.

Although inflation does not appear too threatening -- apart from some concerns about rising wages -- we expect the Federal Reserve to debate the question of whether to raise rates through year end. We expect the economy to slow down a bit, returning to a more sustainable growth rate of around 2% to 2.5% as calendar year 1996 nears its close. Some reasons for the projected slower growth include increased corporate downsizing, rising consumer debt from credit cards and loans, a general buildup of company inventories and some slower than expected growth in overseas economics.

GOOD VALUES IN
SELECTED SECTORS

Looking ahead, we are slightly more bullish about stocks than bonds over the next six months. Some specific equity sectors that we like include capital goods, health care, and select areas of technology. We believe that all of these sectors represent good value and have reasonable earnings outlooks over the next six months.

Our fixed-income outlook is also positive. We believe the yield curve may flatten, with short-term rates rising more than long-term rates.

Therefore, we expect our bond funds to take a barbell approach to investing, with portfolios that concentrate heavily on both short- and long-term issues. This will provide us the potential to pick up extra yield on both long- and short-term bonds, while positioning the Funds to pick up some capital gains when long-term rates ease. We will also emphasize high-quality, highly liquid fixed-income issues.

A wild card in the outlook for the financial markets is the Congressional and Presidential elections in November. Most investors expect the Republican party to remain in control of Congress. If they are proven wrong, we may see fiscal policy changes that might lead to increased volatility in the markets.

Sincerely,
Keith Wirtz
Drew Brahos
Bank of America NT&SA,
Investment Advisers
to the Pacific Horizon Funds

PACIFIC HORIZON
TAXABLE MONEY MARKET FUNDS

   [PHOTO]

MARIKA ECONOMOS
Portfolio Manager
Taxable Money Market Funds
Bank of America NT&SA

GOAL:
The Pacific Horizon Money Market Funds seek to provide a high level of current income, daily liquidity and stability of principal by investing in U.S. dollar-denominated short-term money-market instruments.

INVESTMENTS:
Each Fund seeks its objectives through a variety of money-market investments.

PRIME FUND -- A broad range of government, bank and commercial obligations available in the money markets as well as repurchase agreements relating to such obligations.

TREASURY FUND -- Direct obligations of the U.S. Treasury and repurchase agreements relating to Treasury obligations.

GOVERNMENT FUND -- Short-term debt obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies, authorities or instrumentalities and repurchase agreements relating to such obligations.

TREASURY ONLY FUND -- Direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds.

APPROPRIATE FOR:
Investors who require daily liquidity.

SIZE OF FUNDS AS OF
AUGUST 31, 1996:

Prime Fund: Over $5.9 billion
Treasury Fund: Over $2.9 billion
Government Fund: Over $525 million
Treasury Only Fund: Over $535 million

PRIME FUND
TREASURY FUND
GOVERNMENT FUND
TREASURY ONLY FUND

Q HOW WOULD YOU DESCRIBE THE GENERAL ECONOMIC ENVIRONMENT DURING THE PAST SIX MONTHS?

A In March, investors received news that the economy had created more jobs than expected with no evidence of inflation. This news marked the end of a six-month rally, and market sentiment regarding the future of short-term interest rates changed abruptly. Throughout the following six months, stronger-than-expected job creation, combined with historically low unemployment, broke the nine-month-long easing cycle of the Federal Reserve Board. This unexpected strength led many market participants to believe short-term rates were on the rise. A pattern of volatility emerged in the short-term markets as the intentions of the Federal Reserve remained unclear. Yields rose on strong economic data regarding employment and the manufacturing and housing sectors and then fell again as inflation proved to be non-existent.

Q  HOW DID YOU MANAGE THE FUNDS IN THIS ENVIRONMENT?

A Before the period began, we had employed a barbell approach, which divided a large portion of the Funds' assets between overnight to three-month issues and one-year issues -- the opposite ends of the money-market maturity spectrum. In March, we became concerned that interest rates might experience above-normal fluctuation going forward, so we shifted to a "laddered" approach. This included purchases of securities in the middle range of the maturity spectrum: three, six and nine months. By doing so, we maintained strong current yield while, at the same time, protecting the Funds from a sudden increase in short-term rates. We also invested more of our assets in floating-rate notes. These securities perform very well in uncertain rate environments, as their coupons reset to current market levels at relatively short intervals. In this way, we were able to take advantage of market fluctuations without extending our average maturities.

Q  WHAT WERE THE FUNDS' AVERAGE MATURITIES?

A The Funds' average maturities were relatively long at around 48 to 55 days at the beginning of the period, because we expected rates to fall. As uncertainty about rates increased, we shortened those average maturities to around 42 to 49 days to increase the Funds' flexibility.

Q  WHAT IS YOUR OUTLOOK FOR TAXABLE MONEY MARKETS AND THE FUNDS GOING FORWARD?

A We are still in an environment of economic uncertainty. The Federal Reserve Board has not changed short-term interest rates since January of this year. This shows us that the Board has thus far been happy with the nation's economic state. We have seen strong growth without inflation and appear to be on the right track.

If this continues, we could stay in a steady-rate environment for some time. We will manage the short-term money funds for current yield and flexibility by adhering to our laddered maturity structure and floating-rate note positions. Until we see evidence of either a strengthening or weakening economy, we will keep average maturities neutral, in the 40- to 50-day range.

CURRENT SEVEN-DAY YIELDS
AS OF AUGUST 31, 1996*
---------------------------------------

                                PACIFIC
                                HORIZON
---------------------------------------
 Prime Fund                      4.92%
 .......................................
 Treasury Fund                   4.76%
 .......................................
 Government Fund                 4.86%
 .......................................
 Treasury Only Fund              4.68%
 .......................................

---------------------------------------
------------
* Past performance is no guarantee of future results. Yields will fluctuate with the market. Investments in money market funds are neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Portfolio of Investments
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                                      PRINCIPAL       AMORTIZED
                                                         MATURITY      AMOUNT            COST
           DESCRIPTION               RATING     RATE       DATE         (000)          (NOTE 2)
---------------------------------   ---------   -----    --------    -----------    --------------
COMMERCIAL PAPER -- 35.6%
ASSET BACKED -- 4.4%
 Asset Securitization Cooperative
   Corp.*++......................    A1+/P1     5.40%     9/09/96    $    25,000    $   24,970,000
 Asset Securitization Cooperative
   Corp.*++......................    A1+/P1     5.42%     9/16/96         25,000        24,943,542
 Bank One Funding Corp. .........     A1/P1     5.31%    10/11/96         28,068        27,902,398
 Bank One Funding Corp. .........     A1/P1     5.32%    10/16/96         25,000        24,833,906
 Ciesco, L.P.*++.................    A1+/P1     5.42%     9/19/96         25,000        24,932,250
 Corporate Asset Funding Co.
   Inc.*++.......................    A1+/P1     5.28%     9/04/96         38,100        38,083,236
 Corporate Asset Funding Co.
   Inc.*++.......................    A1+/P1     5.40%     9/20/96         25,000        24,928,750
 Fleet Funding Inc. .............    A1+/P1     5.30%     9/06/96         25,000        24,981,597
 Golden Managers Acceptance
   Corp. ........................    A1+/D1+    5.31%     9/04/96         25,000        24,988,938
 Golden Managers Acceptance
   Corp. ........................    A1+/D1+    5.29%    10/02/96         25,000        24,886,118
                                                                                      ------------
                                                                                       265,450,735
                                                                                      ------------
DOMESTIC -- 23.6%
AUTOMOBILES -- 5.4%
 American Honda Finance
   Corp. ........................     P1/F1     5.45%     9/12/96         17,000        16,971,690
 American Honda Finance
   Corp. ........................     P1/F1     5.33%     9/04/96         15,000        14,993,337
 American Honda Finance
   Corp. ........................     P1/F1     5.35%     9/30/96         40,000        39,827,611
 American Honda Finance
   Corp. ........................     P1/F1     5.32%     9/30/96         45,000        44,807,150
 Daimler-Benz North America
   Corp. ........................     A1/P1     5.35%    10/02/96         25,000        24,884,826
 Daimler-Benz North America
   Corp. ........................     A1/P1     5.40%     2/18/97         45,710        44,544,395
 Ford Motor Credit Co. ..........     A1/P1     5.48%    10/07/96         25,000        24,863,000
 General Motors Acceptance
   Corp. ........................     P1/D1     5.50%    10/21/96         25,000        24,809,028
 General Motors Acceptance
   Corp. ........................     P1/D1     5.58%    12/02/96         50,000        49,287,000
 General Motors Acceptance
   Corp. ........................     P1/D1     5.52%    12/10/96         20,000        19,693,333
 Mitsubishi Motors Credit of
   America, Inc. ................     A1/P1     5.51%     9/09/96         20,000        19,975,511
                                                                                      ------------
                                                                                       324,656,881
                                                                                      ------------
BANKING -- 4.8%
 ABN-AMRO North American Finance
   Inc. .........................    A1+/P1     5.10%    10/04/96         50,000        49,766,250
 Bankers Trust N.Y. Corp. .......    A1+/P1     5.51%    10/09/96         25,000        24,854,597
 Bankers Trust N.Y. Corp.,
   Daily Variable Rate
   (final maturity 2/10/97)+.....     A1/P1     5.48%     9/03/96         25,000        25,000,000
 B.A.T. Capital Corp. ...........     A1/P1     5.28%    10/04/96         25,000        24,879,000

---------------
See Notes to Financial Statements.

                                                                      PRINCIPAL       AMORTIZED
                                                         MATURITY      AMOUNT            COST
           DESCRIPTION               RATING     RATE       DATE         (000)          (NOTE 2)
---------------------------------   -------     -----    --------     ----------     ------------
BANKING -- (CONTINUED)
 B.A.T. Capital Corp. ...........     A1/P1     5.32%    10/08/96    $    25,000    $   24,863,305
 Commerzbank U.S. Finance,
   Inc. .........................    A1+/P1     5.42%     9/24/96         25,000        24,913,430
 CoreStates Capital Corp.,
   Monthly Variable Rate (final
   maturity 3/17/97)+............     A1/P1     5.39%     9/17/96         25,000        25,000,000
 Government Development Bank of
   Puerto Rico, Mato Rey.........   A1+/PBW1    5.41%     9/10/96         29,700        29,659,831
 Government Development Bank of
   Puerto Rico, Mato Rey.........   A1+/PBW1    5.48%    10/08/96         15,000        14,915,517
 Western Financial
   Savings Bank..................    A1+/P1     5.30%     9/18/96         18,000        17,954,950
 Westpac Capital Corp. ..........     A1/P1     5.38%    10/10/96         25,000        24,854,292
                                                                                      ------------
                                                                                       286,661,172
                                                                                      ------------
CHEMICALS -- DIVERSIFIED -- 0.8%
 AKZO Nobel Inc. ................     A1/P1     5.51%    10/08/96         27,000        26,847,097
 AKZO Nobel Inc. ................     A1/P1     5.47%    10/24/96         25,000        24,798,674
                                                                                      ------------
                                                                                        51,645,771
                                                                                      ------------
CONGLOMERATES -- 1.6%
 BTR Dunlop Finance, Inc.........     A1/P1     5.42%     9/13/96         25,000        24,954,833
 BTR Dunlop Finance, Inc. .......     A1/P1     5.42%     9/26/96         50,000        49,811,805
 BTR Dunlop Finance, Inc. .......     A1/P1     5.35%    11/06/96         25,000        24,754,792
                                                                                      ------------
                                                                                        99,521,430
                                                                                      ------------
CONSUMER ELECTRONICS -- 0.5%
 Sharp Electronics Corp. ........     A1/P1     5.42%     9/06/96         12,000        11,990,967
 Sharp Electronics Corp. ........     A1/P1     5.28%     9/20/96         20,000        19,944,267
                                                                                      ------------
                                                                                        31,935,234
                                                                                      ------------
CONSUMER GOODS -- 1.2%
 American Home Products Corp.
   Inc. .........................     P1/D1     5.32%     9/27/96         20,000        19,923,155
 Colgate-Palmolive Co.*++........     A1/P1     4.90%     9/12/96         50,000        49,925,139
                                                                                      ------------
                                                                                        69,848,294
                                                                                      ------------
FINANCE COMPANIES -- 5.1%
 C.S. First Boston Inc. .........     A1/P1     5.33%     9/09/96         25,000        24,970,389
 C.S. First Boston Inc. .........     A1/P1     5.46%    10/18/96         25,000        24,821,792
 C.S. First Boston Inc. .........     A1/P1     5.31%    10/17/96         25,000        24,830,375
 Countrywide Home Loans Inc. ....     A1/F1     5.32%     9/24/96         50,000        49,830,056
 Countrywide Home Loans Inc. ....     A1/F1     5.29%    10/04/96         50,000        49,757,542
 Countrywide Home Loans Inc. ....     A1/F1     5.35%    11/01/96         24,820        24,595,000
 International Lease Finance
   Corp. ........................     A1/P1     5.31%     9/09/96         25,000        24,970,500
 International Lease Finance
   Corp. ........................     A1/P1     5.43%    10/01/96         25,000        24,886,875
 International Lease Finance
   Corp. ........................     A1/P1     5.48%    10/02/96         25,000        24,882,028
 International Lease Finance
   Corp. ........................     A1/P1     5.32%    10/29/96         33,000        32,717,153
                                                                                      ------------
                                                                                       306,261,710
                                                                                      ------------
FOOD PRODUCTS -- 0.4%
 CPC International...............     A1/P1     5.42%     9/10/96         25,000        24,966,125
                                                                                      ------------

---------------
See Notes to Financial Statements.

                                                                      PRINCIPAL       AMORTIZED
                                                         MATURITY      AMOUNT            COST
           DESCRIPTION               RATING     RATE       DATE         (000)          (NOTE 2)
---------------------------------    ------     -----    --------    -----------     ------------
HOUSEHOLD FURNITURE &
 APPLIANCES -- 2.4%
 General Electric Capital
   Corp. ........................    A1+/D1     5.31%    10/17/96    $    25,000    $   24,830,375
 General Electric Capital
   Corp. ........................    A1+/P1     5.51%    11/26/96         25,000        24,670,931
 General Electric Capital
   Services Inc. ................    A1+/P1     5.39%     9/10/96         25,000        24,966,313
 Whirlpool Finance Corp. ........     A1/D1     5.28%     9/26/96         17,000        16,937,667
 Whirlpool Finance Corp. ........     A1/D1     5.32%     9/27/96         50,000        49,807,889
                                                                                      ------------
                                                                                       141,213,175
                                                                                      ------------
LEASING -- 0.4%
 Hertz Corp. ....................     A1/P1     5.48%    10/08/96         25,000        24,859,194
                                                                                      ------------
UTILITIES -- 0.7%
 National Rural Utilities
   Cooperative Finance Corp. ....    A1+/P1     5.40%     9/16/96         40,000        39,910,000
                                                                                      ------------
WASTE MANAGEMENT -- 0.3%
 WMX Technologies................     A1/P1     5.52%    12/11/96         15,900        15,653,762
                                                                                      ------------
Total Domestic...................                                                    1,417,132,748
                                                                                      ------------
FOREIGN -- 7.6%
AGRICULTURE -- 0.7%
 Canadian Wheat Board............    A1+/P1     5.20%     9/24/96         39,000        38,870,433
                                                                                      ------------
AUTOMOBILES -- 0.6%
 Ford Credit Europe..............     A1/P1     5.42%     9/23/96         34,000        33,887,385
                                                                                      ------------
BANKING -- 1.7%
 Bradford & Bingley Building
   Society.......................     A1/P1     5.42%     9/26/96         25,000        24,905,903
 Bradford & Bingley Building
   Society.......................     A1/P1     5.35%    10/30/96         50,000        49,561,597
 Bradford & Bingley Building
   Society.......................     A1/P1     5.42%     2/20/97         30,000        29,223,133
                                                                                      ------------
                                                                                       103,690,633
                                                                                      ------------
CONTAINERS & PACKAGING -- 1.4%
 Compagnie de Saint Gobain.......    A1+/P1     5.02%     9/05/96         15,000        14,991,633
 Compagnie de Saint Gobain.......    A1+/P1     5.40%     9/11/96         20,000        19,970,000
 Compagnie de Saint Gobain.......    A1+/P1     5.31%    10/07/96         30,000        29,840,700
 Compagnie de Saint Gobain.......    A1+/P1     5.35%    11/12/96         20,000        19,786,000
                                                                                      ------------
                                                                                        84,588,333
                                                                                      ------------
PHARMACEUTICALS -- 1.0%
 Glaxo Wellcome..................    A1+/P1     5.30%    10/15/96         33,000        32,786,233
 Glaxo Wellcome..................    A1+/P1     5.48%    10/15/96         25,000        24,832,556
                                                                                      ------------
                                                                                        57,618,789
                                                                                      ------------
SOVEREIGN -- 2.2%
 Kingdom of Sweden...............    A1+/P1     5.28%    10/03/96         32,705        32,551,505
 Kingdom of Sweden...............    A1+/P1     5.28%    10/18/96         10,000         9,931,067

---------------
See Notes to Financial Statements.

                                                                      PRINCIPAL       AMORTIZED
                                                         MATURITY      AMOUNT            COST
           DESCRIPTION               RATING     RATE       DATE         (000)          (NOTE 2)
---------------------------------    ------     ----     --------    -----------    ------------
SOVEREIGN -- (CONTINUED)
 Kingdom of Sweden...............    A1+/P1     5.27%    12/16/96    $    25,000    $   24,612,070
 Kingdom of Sweden...............    A1+/P1     5.54%    12/16/96         40,000        39,347,511
 Kingdom of Sweden...............    A1+/P1     5.30%    12/19/96         25,000        24,598,819
                                                                                      ------------
                                                                                       131,040,972
                                                                                      ------------
Total Foreign....................                                                      449,696,545
                                                                                      ------------
Total Commercial Paper
 (amortized cost
 $2,132,280,028).................                                                    2,132,280,028
                                                                                      ------------
CORPORATE OBLIGATIONS -- 15.9%
AUTOMOBILES -- 2.1%
 Ford Motor Credit Corporation...     A1/P1     5.38%    12/02/96         32,000        31,998,712
 General Motors Acceptance
   Corporation...................     P1/D1     8.13%     1/27/97         28,700        28,959,138
 General Motors Acceptance
   Corporation, Daily Variable
   Rate (final maturity
   4/21/97)......................     P1/D1     5.45%     9/03/96         40,000        39,965,565
 General Motors Acceptance
   Corporation, Daily Variable
   Rate (final maturity 6/4/97)..     P1/D1     5.38%     9/03/96         25,000        24,971,369
                                                                                      ------------
                                                                                       125,894,784
                                                                                      ------------
BROKERAGE -- 5.8%
 Bear Stearns Cos., Inc., Monthly
   Variable Rate, (final maturity
   date 2/3/97)+.................     A1/P1     5.51%     9/03/96        100,000       100,000,000
 Bear Stearns Cos., Inc., Monthly
   Variable Rate, (final maturity
   date 5/16/97)+................     A1/P1     5.47%     9/16/96         25,000        25,000,000
 C.S. First Boston, Inc., Daily
   Variable Rate, (final maturity
   3/25/97)+.....................     A1/P1     5.41%     9/03/96         25,000        25,000,000
 C.S. First Boston, Inc.,
   Quarterly Variable Rate,
   (final maturity 3/3/97)+......     A1/P1     5.61%     9/03/96         25,000        25,000,000
 Merrill Lynch & Co., Inc........    A1+/P1     5.78%     8/12/97         25,000        24,996,928
 Merrill Lynch & Co., Inc., Daily
   Variable Rate, (final maturity
   date 2/10/97)+................    A1+/P1     5.39%     9/03/96         50,000        50,000,000
 Merrill Lynch & Co., Inc.,
   Monthly Variable Rate, (final
   maturity date 11/20/96)+......    A1+/P1     5.44%     9/20/96         50,000        50,000,000
 Merrill Lynch & Co., Inc.,
   Quarterly Variable Rate,
   (final maturity date
   11/12/96)+....................    A1+/P1     5.51%    11/12/96         50,000        49,999,045
                                                                                      ------------
                                                                                       349,995,973
                                                                                      ------------
FINANCE COMPANIES -- 7.5%
 American Express Credit Corp. ..     A1/P1     7.88%    12/01/96         10,000        10,052,883
 Associates Corporation of North
   America.......................    A1+/P1     4.63%    11/30/96         19,250        19,201,189
 Associates Corporation of North
   America.......................    A1+/P1     4.85%    12/02/96         20,000        19,963,018
 Associates Corporation of North
   America.......................    A1+/P1     8.63%     6/15/97         13,975        14,265,232

---------------
See Notes to Financial Statements.

                                                                      PRINCIPAL       AMORTIZED
                                                         MATURITY      AMOUNT            COST
           DESCRIPTION               RATING     RATE       DATE         (000)          (NOTE 2)
---------------------------------    ------     -----    --------    -----------     ------------
FINANCE COMPANIES -- (CONTINUED)
 Ciesco L.P., Monthly Variable
   Rate, (final maturity date
   8/14/97)+.....................    A1+/P1     5.39%     9/06/96    $    75,000    $   74,992,870
 CIT Group Holdings, Inc. .......     A1/P1     7.63%    12/05/96         48,030        48,267,123
 CIT Group Holdings, Inc., Daily
   Variable Rate (final maturity
   date 5/1/97)+.................     A1/P1     5.35%     9/03/96         50,000        49,960,354
 Corporate Asset Funding Co.,
   Monthly Variable Rate, (final
   maturity date 12/2/96)+.......    A1+/P1     5.42%     9/03/96         25,000        24,998,125
 Dean Witter Discover & Co.,
   Monthly Variable Rate, (final
   maturity date 8/1/97)+........     A1/P1     5.42%     9/03/96         25,000        24,995,425
 Dean Witter Discover & Co.,
   Quarterly Variable Rate,
   (final maturity date
   11/15/96)+....................     A1/P1     5.70%    11/15/96         50,000        50,023,110
 Household Finance Corp., Daily
   Variable Rate, (final maturity
   date 5/28/97)+................     A1/P1     5.41%     9/03/96         50,000        50,000,000
 PHH Corporation, Monthly
   Variable Rate, (final maturity
   date 11/12/96)+...............     A1/P1     5.36%     9/12/96         34,000        34,000,000
 PHH Corporation, Monthly
   Variable Rate, (final maturity
   date 6/11/97)+................     A1/P1     5.39%     9/11/96         25,000        24,998,508
                                                                                      ------------
                                                                                       445,717,837
                                                                                      ------------
LEASING -- 0.5%
 USL Capital Corp., Quarterly
   Variable Rate, (final maturity
   date 10/31/96)+...............     A1/P1     5.66%    10/31/96         30,000        30,005,960
                                                                                      ------------
Total Corporate Obligations
 (amortized cost $951,614,554)...                                                      951,614,554
                                                                                      ------------
CERTIFICATES OF DEPOSIT -- 12.6%
DOMESTIC -- 1.3%
 Bankers Trust N.Y., Daily
   Variable Rate (final maturity
   date 6/3/97)+.................     A1/P1     5.45%     9/03/96         50,000        49,981,794
 Bankers Trust N.Y., Daily
   Variable Rate (final maturity
   date 7/2/97)+.................     A1/P1     5.38%     9/03/96         25,000        24,991,946
                                                                                      ------------
                                                                                        74,973,740
                                                                                      ------------
U.S. BRANCHES OF FOREIGN BANKS -- 11.3%
 ABN-AMRO Bank, Chicago..........    A1+/P1     5.75%     4/10/97         25,000        24,992,753
 Bank of Tokyo Mitsubishi,
   New York......................     A1/P1     5.58%     9/19/96         25,000        25,000,000
 Bank of Tokyo Mitsubishi,
   New York......................     A1/P1     5.57%    11/20/96         25,000        25,000,000
 Bank of Tokyo Mitsubishi,
   New York......................     A1/P1     5.60%    12/03/96         25,000        25,000,000
 Bank of Tokyo Mitsubishi,
   New York......................     A1/P1     5.68%     2/12/97         25,000        25,001,107
 Banque National de Paris,
   New York......................     A1/P1     5.50%     3/12/97         25,000        25,002,526
 Dai-Ichi Kangyo Bank, Ltd.,
   New York......................     A1/P1     5.57%     9/23/96         25,000        25,000,000

---------------
See Notes to Financial Statements.

                                                                      PRINCIPAL       AMORTIZED
                                                         MATURITY      AMOUNT            COST
           DESCRIPTION               RATING     RATE       DATE         (000)          (NOTE 2)
---------------------------------    ------     -----    --------    -----------     ------------
U.S. BRANCHES OF FOREIGN BANKS -- (CONTINUED)
 Dai-Ichi Kangyo Bank, Ltd.,
   New York......................     A1/P1     5.75%    12/30/96    $    25,000    $   25,001,627
 Industrial Bank of Japan Ltd.,
   New York......................     A1/P1     5.41%    10/01/96         25,000        25,000,207
 Industrial Bank of Japan Ltd.,
   New York......................     A1/P1     5.70%    10/09/96         25,000        25,000,260
 Rabobank Nederland,
   New York......................    A1+/P1     5.94%     9/09/96         25,000        25,002,514
 Royal Bank of Canada............    A1+/P1     5.13%     2/21/97         25,000        24,997,146
 Royal Bank of Canada............    A1+/P1     5.73%     8/13/97         25,000        24,984,115
 Sanwa Bank Ltd., New York.......     A1/P1     5.40%    10/01/96         25,000        25,000,207
 Sanwa Bank Ltd., New York.......     A1/P1     5.72%    10/10/96         50,000        50,001,068
 Sanwa Bank Ltd., New York.......     A1/P1     5.46%    10/11/96         25,000        25,001,379
 Sanwa Bank Ltd., New York.......     A1/P1     5.55%    11/06/96         30,000        30,001,259
 Societe Generale New York.......    A1+/P1     5.39%    11/01/96         25,000        25,000,419
 Societe Generale New York.......    A1+/P1     5.72%     4/28/97         50,000        49,990,593
 Societe Generale New York.......    A1+/P1     5.78%     8/20/97         25,000        24,995,153
 Sumitomo Bank Ltd.,
   New York......................     A1/P1     5.63%     9/27/96         25,000        25,000,534
 Sumitomo Bank Ltd.,
   New York......................     A1/P1     5.71%    10/10/96         25,000        25,000,267
 Sumitomo Bank Ltd.,
   New York......................     A1/P1     5.71%    10/18/96         25,000        25,000,322
 Sumitomo Bank Ltd.,
   New York......................     A1/P1     5.51%    10/21/96         25,000        25,000,688
 Sumitomo Bank Ltd.,
   New York......................     A1/P1     5.70%    10/22/96         25,000        25,000,349
                                                                                      ------------
                                                                                       679,974,493
                                                                                      ------------
Total Certificates of Deposit
 (amortized cost $754,948,233)...                                                      754,948,233
                                                                                      ------------
FEDERAL AGENCY NOTES -- 0.6%
 Federal Farm Credit Bank Note,
   Daily Variable Rate, (final
   maturity date 12/6/96)+.......    A1+/P1     5.22%     9/03/96         37,300        37,283,300
                                                                                      ------------
Total Federal Agency Notes
 (amortized cost $37,283,300)....                                                       37,283,300
                                                                                      ------------
U.S. TREASURY OBLIGATIONS -- 0.4%
 U.S. Treasury Note..............    A1+/P1     6.88%    10/31/96         25,000        25,069,987
                                                                                      ------------
Total U.S. Treasury Obligations
 (amortized cost $25,069,987)....                                                       25,069,987
                                                                                      ------------
MASTER NOTES -- 7.5%
 Goldman Sachs Group L.P. (final
   maturity date 4/22/97)+.......    A1+/P1     5.46%     9/03/96        250,000       250,000,000
 Morgan Stanley Group, Inc.
   (final maturity date
   10/1/96)+.....................     A1/P1     5.41%     9/03/96        200,000       200,000,000
                                                                                      ------------
Total Master Notes
 (amortized cost $450,000,000)...                                                      450,000,000
                                                                                      ------------

---------------
See Notes to Financial Statements.

                                                                      PRINCIPAL       AMORTIZED
                                                         MATURITY      AMOUNT            COST
           DESCRIPTION               RATING     RATE       DATE         (000)          (NOTE 2)
---------------------------------   ---------   -----    --------    -----------    --------------
BANK NOTES -- 7.4%
DOMESTIC -- 6.6%
 Bank One, Dayton N.A............    A1+/P1     5.56%     3/25/97    $    25,000    $   24,984,158
 FCC National Bank...............     A1/P1     5.64%     4/17/97         25,000        24,966,337
 FCC National Bank...............     A1/P1     5.70%     5/22/97         25,000        24,960,754
 FCC National Bank...............     A1/P1     5.76%     8/15/97         25,000        24,986,308
 FCC National Bank...............     A1/P1     5.73%     8/21/97         50,000        49,918,893
 Huntington National Bank,
   Columbus......................     A1/P1     5.28%     1/10/97         20,000        20,000,000
 Huntington National Bank,
   Columbus......................     A1/P1     6.20%     7/08/97         40,000        40,130,514
 Huntington National Bank,
   Columbus, Daily Variable
   Rate (final maturity date
   12/2/96)+.....................     A1/P1     5.32%     9/03/96         76,000        75,984,846
 PNC Bank N.A., Daily Variable
   Rate (final maturity date
   10/4/96)+.....................     A1/P1     5.29%     9/03/96         60,000        59,994,587
 PNC Bank, N.A., Monthly Variable
   Rate (final maturity date
   7/1/97)+......................     A1/P1     5.37%     9/03/96         25,000        24,979,537
 Wachovia Bank of North Carolina,
   Monthly Variable Rate (final
   maturity date 4/25/97)+.......    A1+/P1     5.28%     9/25/96         25,000        24,985,070
                                                                                      ------------
Total Domestic...................                                                      395,891,004
                                                                                      ------------
FOREIGN -- 0.8%
 Abbey National Treasury
   Services, PLC, Monthly
   Variable Rate (final maturity
   date 7/17/97)+................    A1+/P1     5.40%     9/17/96         50,000        49,971,334
                                                                                      ------------
Total Bank Notes
 (amortized cost $445,862,338)...                                                      445,862,338
                                                                                      ------------
Total Investment in Securities
 (amortized cost
 $4,797,058,440).................                                                    4,797,058,440
                                                                                      ------------

---------------
See Notes to Financial Statements.

                                                                      PRINCIPAL       AMORTIZED
                                                         MATURITY      AMOUNT            COST
           DESCRIPTION                          RATE       DATE         (000)          (NOTE 2)
---------------------------------               -----    --------    -----------    --------------
REPURCHASE AGREEMENTS -- 20.1%
 Repurchase agreement with Dean
   Witter Reynolds, Inc. dated
   8/30/96, with a maturity value
   of $100,058,667.
   (See Footnote A)..............               5.28%     9/03/96    $   100,000    $  100,000,000
 Repurchase agreement with First
   Chicago Capital Markets, Inc.,
   dated 8/30/96, with a maturity
   value of $100,058,667.
   (See Footnote B)..............               5.28%     9/03/96        100,000       100,000,000
 Repurchase agreement with Fuji
   Securities, Inc., dated
   8/30/96, with a maturity value
   of $250,146,667.
   (See Footnote C)..............               5.28%     9/03/96        250,000       250,000,000
 Repurchase agreement with J.P.
   Morgan Securities, Inc. dated
   8/30/96, with a maturity value
   of $275,161,333.
   (See Footnote D)..............               5.28%     9/03/96        275,000       275,000,000
 Repurchase agreement with Lehman
   Brothers, dated 8/30/96, with
   a maturity value of
   $30,418,071.
   (See Footnote E)..............               5.35%     9/03/96         30,400        30,400,000
 Repurchase agreement with
   Prudential Securities, Inc.
   dated 8/30/96, with a maturity
   value of $200,117,333.
   (See Footnote F)..............               5.28%     9/03/96        200,000       200,000,000
 Repurchase agreement with Smith
   Barney, Inc. dated 8/30/96,
   with a maturity value of
   $250,146,667.
   (See Footnote G)..............               5.28%     9/03/96        250,000       250,000,000
                                                                                    --------------
Total Repurchase Agreements
 (amortized cost
 $1,205,400,000).................                                                    1,205,400,000
                                                                                    --------------
TOTAL INVESTMENTS
 (AMORTIZED COST
 $6,002,458,440)(a) -- 100.1%....                                                    6,002,458,440
 Liabilities in excess of other
   assets -- (0.1%)..............                                                       (5,595,698)
                                                                                    --------------
NET ASSETS -- 100.0%.............                                                   $5,996,862,742
                                                                                    ================
                                                                        (footnotes on following page)

---------------
See Notes to Financial Statements.

(footnotes from previous page)

---------------

Percentages indicated are based on net assets of $5,996,862,742.
(a) Cost for federal income tax and financial reporting purpose are substantially the same.
Note: S&P and Moody's ratings have been used, unless another service has assigned the security a higher rating.
    A1 -- Highest rating assigned by Standard & Poors and IBCA.
    P1 -- Highest rating assigned by Moody's.
    D1 -- Highest rating assigned by Duff.
 * Illiquid Security.
 + Variable rate security. Maturity date reflects the later of the next interest rate change date or the next put date.

 ++ Private Placement Security.

Footnote A  -- Collateralized by $124,687,388 various U.S. Government securities, with various coupon rates ranging from 0.00% to 12.00% and maturities ranging from 5/1/97 through 8/1/26; with an aggregate value of $102,003,629.
Footnote B  -- Collateralized by $101,410,000 U.S. Treasury Notes, with a coupon rate of 5.38% and maturing on 11/30/97; with an aggregate value of $102,004,675.
Footnote C  -- Collateralized by $258,970,000 various U.S. Government securities, with various coupon rates ranging from 0.00% to 10.63% and maturities ranging from 9/5/96 through 8/15/22; with an aggregate value of $255,000,397.
Footnote D  -- Collateralized by $1,260,538,896 Government National Mortgage Association Notes,
               with various coupon rates ranging from 9.00% to 9.50%, and maturities ranging from
               5/15/16 through 12/15/22; with an aggregate value of $280,503,080.
Footnote E  -- Collateralized by $30,231,000 U.S. Treasury Notes, with various coupon rates ranging from 5.50% to 8.88%, and maturities ranging from 4/15/00 through 5/31/00;
               with an aggregate value of $30,997,990.
Footnote F  -- Collateralized by $235,455,000 various U.S. Government securities, with various coupon rates ranging from 0.00% to 14.00% and maturities ranging from 9/3/96 through 8/15/26; with an aggregate value of $204,000,223.
Footnote G  -- Collateralized by $302,001,775 various U.S. Government securities, with various coupon rates ranging from 0.00% to 9.50% and maturities ranging from 10/21/96 through 8/20/26; with an aggregate value of $255,000,253.

---------------
See Notes to Financial Statements.

PACIFIC HORIZON TREASURY FUND
--------------------------------------------------------------------------------

Portfolio of Investments
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                                            PRINCIPAL       AMORTIZED
                                                              MATURITY       AMOUNT            COST
                 DESCRIPTION                     RATE           DATE          (000)          (NOTE 2)
----------------------------------------------  -------       ---------     ---------     --------------
U.S. TREASURY OBLIGATIONS -- 44.5%
U.S. TREASURY NOTES -- 43.6%
 U.S. Treasury Notes..........................   6.500%         9/30/96     $ 145,000     $  145,147,977
 U.S. Treasury Notes..........................   7.000%         9/30/96        25,000         25,032,308
 U.S. Treasury Notes..........................   6.875%        10/31/96       250,000        250,634,429
 U.S. Treasury Notes..........................   4.375%        11/15/96        85,000         84,832,337
 U.S. Treasury Notes..........................   7.250%        11/15/96       171,000        171,607,499
 U.S. Treasury Notes..........................   7.250%        11/30/96        25,000         25,105,290
 U.S. Treasury Notes..........................   7.500%        12/31/96       200,000        201,271,628
 U.S. Treasury Notes..........................   8.000%         1/15/97        75,000         75,672,737
 U.S. Treasury Notes..........................   7.500%         1/31/97       150,000        151,175,701
 U.S. Treasury Notes..........................   6.875%         3/31/97        25,000         25,192,902
 U.S. Treasury Notes..........................   8.500%         4/15/97        50,000         50,889,080
 U.S. Treasury Notes..........................   6.500%         4/30/97       100,000        100,606,213
                                                                                          --------------
                                                                                           1,307,168,101
                                                                                          --------------
U.S. TREASURY BILLS -- 0.9%
 U.S. Treasury Bills*.........................    5.08%        11/14/96        25,000         24,749,736
                                                                                          --------------
Total U.S. Treasury Obligations
 (amortized cost $1,331,917,837)..............                                             1,331,917,837
                                                                                          --------------
REPURCHASE AGREEMENTS -- 56.8%
 Repurchase agreement with Barclays De Zoete
   Wedd Securities, Inc. dated 8/30/96, with a
   maturity value of $145,084,261.
   (See Footnote A)...........................    5.23%         9/03/96       145,000        145,000,000
 Repurchase agreement with C.S. First Boston
   Corp. dated 8/30/96, with a maturity value
   of $145,084,583.
   (See Footnote B)...........................    5.25%         9/03/96       145,000        145,000,000
 Repurchase agreement with Dean Witter
   Reynolds, Inc. dated 8/30/96, with a
   maturity value of $145,084,583.
   (See Footnote C)...........................    5.25%         9/03/96       145,000        145,000,000
 Repurchase agreement with First Chicago
   Capital Markets, Inc. dated 8/30/96, with a
   maturity value of $145,084,422.
   (See Footnote D)...........................    5.24%         9/03/96       145,000        145,000,000
 Repurchase agreement with Goldman Sachs, &
   Co. dated 8/30/96, with a maturity value of
   442,259,307.
   (See Footnote E)...........................    5.28%         9/03/96       442,000        442,000,000
 Repurchase agreement with HSBC Securities,
   Inc. dated 8/30/96, with a maturity value
   of $145,084,100.
   (See Footnote F)...........................    5.22%         9/03/96       145,000        145,000,000
 Repurchase agreement with J.P. Morgan
   Securities, Inc. dated 8/30/96, with a
   maturity value of $100,102,083.
   (See Footnote G)...........................    5.25%         9/06/96       100,000        100,000,000

---------------
See Notes to Financial Statements.

                                                                            PRINCIPAL       AMORTIZED
                                                              MATURITY       AMOUNT            COST
                 DESCRIPTION                     RATE           DATE          (000)          (NOTE 2)
----------------------------------------------   -----        ---------   --------      --------------
REPURCHASE AGREEMENTS -- (CONTINUED)
 Repurchase agreement with Morgan Stanley
   Group, Inc. dated 8/30/96, with a maturity
   value of $145,083,778.
   (See Footnote H)...........................    5.20%         9/03/96     $ 145,000     $  145,000,000
 Repurchase agreement with Nomura Securities
   International, Inc. dated 8/30/96, with a
   maturity value of $145,084,583.
   (See Footnote I)...........................    5.25%         9/03/96       145,000        145,000,000
 Repurchase agreement with Smith Barney, Inc.
   dated 8/30/96, with a maturity value of
   $145,084,261.
   (See Footnote J)...........................    5.23%         9/03/96       145,000        145,000,000
                                                                                          --------------
Total Repurchase Agreements
 (amortized cost $1,702,000,000)..............                                             1,702,000,000
                                                                                          --------------
TOTAL INVESTMENTS (AMORTIZED COST
 $3,033,917,837)(a)  -- 101.3%................                                             3,033,917,837
Liabilities in excess of other
 assets -- (1.3%).............................                                               (39,112,812)
                                                                                          --------------
NET ASSETS -- 100.0%..........................                                            $2,994,805,025
                                                                                          ==============

---------------

Percentages indicated are based on net assets of $2,994,805,025.
(a) Cost for federal income tax and financial reporting purpose are substantially the same.
 * Discounted security.

Footnote A     --     Collateralized by $225,449,000 various U.S. Treasury securities, with coupon rates ranging from 0.00% to 7.87%, and maturities ranging from 11/15/96 through 2/15/21;
                      with an aggregate value of $147,900,305.
Footnote B     --     Collateralized by $146,340,000 U.S. Treasury Notes, with coupon rates ranging from
                      6.00% to 6.88%, and maturities ranging from 5/31/98 through 5/15/06; with an aggregate value of $148,642,499.
Footnote C     --     Collateralized by $146,539,000 various U.S. Treasury securities, with coupon rates ranging from 5.13% to 8.62%, and maturities ranging from 10/31/96 through 8/15/26;
                      with an aggregate value of $147,900,595.
Footnote D     --     Collateralized by $147,838,000 various U.S. Treasury securities, with coupon rates ranging from 0.00% to 14.25%, and maturities ranging from 9/12/96 through 2/15/04;
                      with an aggregate value of $147,904,670.
Footnote E     --     Collateralized by $866,956,000 various U.S. Treasury securities, with coupon rates ranging from 0.00% to 8.00%, and maturities ranging from 3/31/00 through 11/15/21;
                      with an aggregate value of $450,840,162.
Footnote F     --     Collateralized by $172,558,000 various U.S. Treasury securities, with coupon rates ranging from 0.00% to 12.00%, and maturities ranging from 11/15/96 through 5/15/11;
                      with an aggregate value of $147,900,907.
Footnote G     --     This term repurchase agreement is collateralized by $100,000,000 U.S. Treasury
                      Bonds, with coupon rates ranging from 6.25% to 7.13%, and maturities ranging from
                      9/30/99 through 8/31/00; with an aggregate value of $101,605,600.
Footnote H     --     Collateralized by $145,540,000 U.S. Treasury Notes, with a coupon rate of 7.25%, and maturing on 2/15/98, with an aggregate value of $148,208,063.
Footnote I     --     Collateralized by $153,084,000 various U.S. Treasury securities, with coupon rates ranging from 0.00% to 8.88%, and maturities ranging from 10/31/96 through 8/15/22;
                      with an aggregate value of $147,900,394.
Footnote J     --     Collateralized by $223,012,000 various U.S. Treasury securities, with coupon rates ranging from 0.00% to 7.88%, and maturities ranging from 11/15/96 through 8/15/10;
                      with an aggregate value of $147,900,810.

---------------
See Notes to Financial Statements.

PACIFIC HORIZON GOVERNMENT FUND
--------------------------------------------------------------------------------

Portfolio of Investments
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                                            PRINCIPAL      AMORTIZED
                                                               MATURITY      AMOUNT           COST
            DESCRIPTION                  RATING      RATE        DATE         (000)         (NOTE 2)
------------------------------------    --------     -----     --------     ---------     ------------
U.S. GOVERNMENT AGENCY NOTES -- 67.8%
 Federal Farm Credit Bank...........    A-1+/P-1     5.53%     10/01/96      $ 4,150      $  4,149,240
 Federal Farm Credit Bank...........    A-1+/P-1     4.00%      2/03/97        7,500         7,472,728
 Federal Farm Credit Bank,
   Monthly Variable Rate
   (final maturity 12/02/96)*.......    A-1+/P-1     5.58%      9/01/96       10,000        10,000,826
 Federal Home Loan Bank.............    A-1+/P-1     6.88%     11/18/96        4,200         4,212,388
 Federal Home Loan Bank.............    A-1+/P-1     5.42%     11/20/96        6,440         6,443,454
 Federal Home Loan Bank, Discount
   Note.............................    A-1+/P-1     5.25%     11/20/96       15,000        14,825,000
 Federal Home Loan Bank, Discount
   Note.............................    A-1+/P-1     5.26%     12/03/96        5,000         4,932,059
 Federal Home Loan Mortgage
   Corporation......................    A-1+/P-1     7.86%      1/15/97        6,000         6,055,334
 Federal Home Loan Mortgage
   Corporation......................    A-1+/P-1     4.72%      2/20/97        5,000         4,996,879
 Federal Home Loan Mortgage
   Corporation, Discount Note.......    A-1+/P-1     5.22%      9/12/96       10,000         9,983,836
 Federal Home Loan Mortgage
   Corporation, Discount Note.......    A-1+/P-1     5.37%     10/28/96       10,000         9,914,975
 Federal Home Loan Mortgage
   Corporation, Discount Note.......    A-1+/P-1     5.24%     11/12/96       21,000        20,780,130
 Federal Home Loan Mortgage
   Corporation, Discount Note.......    A-1+/P-1     5.23%     11/13/96       10,000         9,894,049
 Federal Home Loan Mortgage
   Corporation, Discount Note.......    A-1+/P-1     5.28%     11/27/96       10,000         9,872,400
 Federal National Mortgage
   Association......................    A-1+/P-1     6.01%      7/17/97        8,000         8,021,128
 Federal National Mortgage
   Association......................    A-1+/P-1     5.64%      9/09/96        6,600         6,600,982
 Federal National Mortgage
   Association......................    A-1+/P-1     5.60%      9/20/96        3,000         3,000,231
 Federal National Mortgage
   Association......................    A-1+/P-1     5.50%      9/23/96       10,000        10,000,000
 Federal National Mortgage
   Association......................    A-1+/P-1     5.68%     10/07/96        8,000         8,000,028
 Federal National Mortgage
   Association......................    A-1+/P-1     5.60%     11/01/96       17,000        17,000,931
 Federal National Mortgage
   Association......................    A-1+/P-1     5.31%     12/11/96        5,000         4,996,642
 Federal National Mortgage
   Association......................    A-1+/P-1     7.86%      1/17/97        5,000         5,049,930
 Federal National Mortgage
   Association, Discount Note.......    A-1+/P-1     5.25%      9/05/96        5,000         4,997,083
 Federal National Mortgage
   Association, Discount Note.......    A-1+/P-1     5.25%      9/12/96        5,000         4,991,979
 Federal National Mortgage
   Association, Discount Note.......    A-1+/P-1     5.35%      9/13/96       10,000         9,982,183
 Federal National Mortgage
   Association, Discount Note.......    A-1+/P-1     4.90%      9/24/96        5,470         5,452,876
 Federal National Mortgage
   Association, Discount Note.......    A-1+/P-1     5.17%     10/04/96       10,000         9,952,608
 Federal National Mortgage
   Association, Discount Note.......    A-1+/P-1     5.37%     10/29/96       10,000         9,913,483

---------------
See Notes to Financial Statements.

                                                                            PRINCIPAL      AMORTIZED
                                                               MATURITY      AMOUNT           COST
            DESCRIPTION                  RATING      RATE        DATE         (000)         (NOTE 2)
------------------------------------    --------     ----      --------     ---------     ------------
U.S. GOVERNMENT AGENCY NOTES -- (CONTINUED)
 Federal National Mortgage
   Association, Discount Note.......    A-1+/P-1     5.21%     11/21/96      $10,000      $  9,882,775
 Federal National Mortgage
   Association, Daily Variable Rate
   (final maturity 11/20/96)*.......    A-1+/P-1     5.24%      9/03/96       20,000        19,997,048
 Federal National Mortgage
   Association, Daily Variable Rate
   (final maturity 2/21/97)*........    A-1+/P-1     5.24%      9/03/96       10,000         9,995,443
 Federal National Mortgage
   Association, Daily Variable Rate
   (final maturity 4/11/97)*........    A-1+/P-1     5.25%      9/03/96       20,000        19,994,730
 Federal National Mortgage
   Association, Monthly Variable
   Rate (final maturity 12/3/96)*...    A-1+/P-1     5.27%      9/03/96       35,000        34,991,366
 Federal National Mortgage
   Association, Weekly Variable Rate
   (final maturity 8/1/97)*.........    A-1+/P-1     5.41%      9/03/96       20,000        19,992,987
 Student Loan Marketing
   Association......................    A-1+/P-1     5.87%      6/30/97       10,000        10,014,038
                                                                                          ------------
Total U.S. Government Agency Notes
 (amortized cost $356,361,769)......                                                       356,361,769
                                                                                          ------------
U.S. TREASURY OBLIGATIONS -- 1.9%
 U.S. Treasury Notes................                 7.25%     11/15/96       10,000        10,040,690
                                                                                          ------------
Total U.S. Treasury Obligations
 (amortized cost $10,040,690).......                                                        10,040,690
                                                                                          ------------
COMMERCIAL PAPER -- 7.6%
 Downey Savings & Loan, LOC: Federal
   Home Loan Bank, San Francisco....    A-1+/P-1     5.30%      9/27/96       18,000        17,931,100
 Western Financial Savings Bank,
   LOC: Federal Home Loan Bank, San
   Francisco........................    A-1+/P-1     5.26%      9/19/96       22,000        21,942,140
                                                                                          ------------
Total Commercial Paper (amortized
 cost $39,873,240)..................                                                        39,873,240
                                                                                          ------------
Total Investment in Securities
 (amortized cost $406,275,699)......                                                       406,275,699
                                                                                          ------------
REPURCHASE AGREEMENTS -- 22.8%
 Repurchase agreement with First
   Chicago Capital Markets, Inc.
   dated 8/30/96 with a maturity
   value of $20,011,733.
   (See Footnote A).................                 5.28%      9/03/96       20,000        20,000,000
 Repurchase agreement with Fuji
   Securities, Inc. dated 8/30/96
   with a maturity value of
   $25,014,667.
   (See Footnote B).................                 5.28%      9/03/96       25,000        25,000,000

---------------
See Notes to Financial Statements.

                                                                            PRINCIPAL      AMORTIZED
                                                               MATURITY      AMOUNT           COST
            DESCRIPTION                              RATE        DATE         (000)         (NOTE 2)
------------------------------------                 -----     --------     ---------     ------------
REPURCHASE AGREEMENTS -- (CONTINUED)
 Repurchase agreement with
   J. P. Morgan Securities, Inc.
   dated 8/30/96 with a maturity
   value of $25,014,667.
   (See Footnote C).................                 5.28%      9/03/96      $25,000      $ 25,000,000
 Repurchase agreement with
   Prudential Securities, Inc. dated
   8/30/96 with a maturity value of
   $25,014,667.
   (See Footnote D).................                 5.28%      9/03/96       25,000        25,000,000
 Repurchase agreement with Smith
   Barney, Inc. dated 8/30/96 with a
   maturity value of $25,014,667.
   (See Footnote E).................                 5.28%      9/03/96       25,000        25,000,000
                                                                                          ------------
Total Repurchase Agreements
 (amortized cost $120,000,000)......                                                       120,000,000
                                                                                          ------------
TOTAL INVESTMENTS (AMORTIZED COST
 $526,275,699)(a) -- 100.1%                                                                526,275,699
Liabilities in excess of other
 assets -- (0.1)%...................                                                          (545,337)
                                                                                          ------------
NET ASSETS -- 100.0%................                                                      $525,730,362
                                                                                          ============

---------------

Percentages indicated are based on net assets of $525,730,362.
(a) Cost for federal income tax and financial reporting purposes are substantially the same.
 * Variable rate security. Maturity date reflects the later of the next interest rate change date or the next put date.
Note: S&P and Moody's ratings have been used for consistency.
   Portfolio securities may be rated by other services as well.
   A1 -- Highest rating assigned by S&P and IBCA.
   P1 -- Highest rating assigned by Moody's.
   D1 -- Highest rating assigned by Duff.
   LOC -- Letter of credit.

Footnote A  -- Collateralized by $20,285,000 U.S. Treasury Note, with a coupon rate of 5.38%, and a maturity date of 11/30/97; with an aggregate value of $20,403,953.
Footnote B  -- Collateralized by $25,941,000 various U.S. Government securities, with various coupon rates ranging from 0.00% to 7.13%, and maturities ranging from 10/31/96 through 2/15/26; with an aggregate value of $25,500,920.
Footnote C  -- Collateralized by $113,438,198 Government National Mortgage Association Notes, with various coupon rates ranging from 9.00% to 9.50%, and maturities ranging from
               6/16/16 through 3/15/22; with an aggregate value of $25,501,122.
Footnote D  -- Collateralized by $25,735,000 various U.S. Government securities, with various coupon rates ranging from 5.37% to 7.88%, and maturities ranging from 2/7/01 through 8/2/06; with an aggregate value of $25,503,409.
Footnote E  -- Collateralized by $25,051,000 U.S. Treasury Notes, with various coupon rates ranging from 6.50% to 6.88%, and maturities ranging from 4/30/97 through 7/31/99;
               with an aggregate value of $25,501,000.

---------------
See Notes to Financial Statements.

PACIFIC HORIZON TREASURY ONLY FUND
--------------------------------------------------------------------------------

Portfolio of Investments
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                                               PRINCIPAL     AMORTIZED
                                                                 MATURITY       AMOUNT          COST
                   DESCRIPTION                       RATE          DATE         (000)         (NOTE 2)
--------------------------------------------------  ------       ---------     --------     ------------
SHORT-TERM INVESTMENTS -- 98.2%
U.S. TREASURY OBLIGATIONS -- 98.2%
U.S. TREASURY NOTES -- 41.9%
 U.S. Treasury Notes..............................  6.500%         9/30/96     $ 14,445     $ 14,457,851
 U.S. Treasury Notes..............................  7.000%         9/30/96       10,110       10,122,800
 U.S. Treasury Notes..............................  8.000%        10/15/96       49,795       49,943,857
 U.S. Treasury Notes..............................  6.875%        10/31/96       45,360       45,461,402
 U.S. Treasury Notes..............................  7.250%        11/15/96       48,505       48,690,164
 U.S. Treasury Notes..............................  7.250%        11/30/96       45,655       45,855,322
 U.S. Treasury Notes..............................  7.500%        12/31/96       10,000       10,067,468
                                                                                            --------------
                                                                                             224,598,864
                                                                                            --------------
U.S. TREASURY BILLS -- 56.3%
 U.S. Treasury Bills*.............................                 9/05/96       22,814       22,801,112
 U.S. Treasury Bills*.............................                 9/12/96       35,296       35,241,026
 U.S. Treasury Bills*.............................                 9/17/96       30,000       29,938,808
 U.S. Treasury Bills*.............................                 9/19/96       43,879       43,766,970
 U.S. Treasury Bills*.............................                10/03/96       23,928       23,818,660
 U.S. Treasury Bills*.............................                10/10/96       38,020       37,807,289
 U.S. Treasury Bills*.............................                10/17/96       44,132       43,842,731
 U.S. Treasury Bills*.............................                10/24/96       31,231       30,992,599
 U.S. Treasury Bills*.............................                11/21/96       18,894       18,681,868
 U.S. Treasury Bills*.............................                11/29/96       14,798       14,611,788
                                                                                            --------------
                                                                                             301,502,851
                                                                                            --------------
TOTAL INVESTMENTS (AMORTIZED COST
 $526,101,715)(a) -- 98.2%........................                                           526,101,715
Other assets in excess of liabilities -- 1.8%.....                                             9,725,137
                                                                                            --------------
NET ASSETS -- 100.0%                                                                        $535,826,852
                                                                                            ==============

---------------

Percentages indicated are based on net assets of $535,826,852.
(a) Cost for federal income tax and financial reporting purposes are substantially the same.
 * Discounted security.

---------------
See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Statements of Assets and Liabilities
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                                                                              TREASURY
                                                            PRIME            TREASURY        GOVERNMENT         ONLY
                                                             FUND              FUND             FUND            FUND
                                                        --------------    --------------    ------------    ------------
ASSETS:
 Investment in securities, at value (amortized cost
   $4,797,058,440, $1,331,917,837, $406,275,699 and
   $526,101,715, respectively).......................   $4,797,058,440    $1,331,917,837    $406,275,699    $526,101,715
 Repurchase agreements (amortized cost
   $1,205,400,000, $1,702,000,000, $120,000,000 and
   $0, respectively).................................    1,205,400,000     1,702,000,000     120,000,000              --
 Cash................................................               --                --             714             343
 Receivable for Portfolio shares sold................      159,238,818        39,060,241      14,713,633       7,874,528
 Interest receivable.................................       22,948,129        25,648,489       2,686,104       6,313,970
 Receivable for investment securities sold...........    1,272,724,000     1,707,389,000     157,722,000      46,574,402
 Deferred organization costs.........................               --                --          48,467          63,170
 Prepaid expenses....................................           63,228            26,242           9,720          78,473
                                                        --------------    --------------    ------------    ------------
Total assets.........................................    7,457,432,615     4,806,041,809     701,456,337     587,006,601
                                                        --------------    --------------    ------------    ------------
LIABILITIES:
 Cash Overdraft......................................           75,893             9,832              --              --
 Payable for investment securities purchased.........    1,223,349,650     1,652,386,719     147,795,267      29,938,808
 Administration fees payable.........................          509,571           258,157          48,907          44,468
 Payable to Administrator............................          235,000            95,000              --              --
 Advisory fees payable...............................          475,601           257,758              --          44,468
 Special management fees payable (Pacific Horizon
   Shares)...........................................          596,169           251,443          68,175          77,900
 Service organization fees payable (Horizon Service
   Shares)...........................................          524,977           314,228          52,846          40,998
 Dividends payable...................................       25,449,598        12,469,317       2,357,969       2,045,947
 Payable for Portfolio shares redeemed...............      208,787,243       144,587,985      25,270,382      18,885,058
 Other accrued expenses..............................          566,171           606,345         132,429         102,102
                                                        --------------    --------------    ------------    ------------
Total liabilities....................................    1,460,569,873     1,811,236,784     175,725,975      51,179,749
                                                        --------------    --------------    ------------    ------------
NET ASSETS...........................................   $5,996,862,742    $2,994,805,025    $525,730,362    $535,826,852
                                                        ==============    ==============    ============    ============
Net Assets
 Pacific Horizon Shares..............................   $2,201,852,975    $  922,412,741    $239,145,520    $283,342,211
 Horizon Shares......................................    1,325,292,123       627,916,155      65,308,610      72,752,096
 Horizon Service Shares..............................    2,469,716,643     1,444,475,128     221,276,232     179,732,545
 X Shares............................................            1,001             1,001              --              --
                                                        --------------    --------------    ------------    ------------
                                                        $5,996,862,742    $2,994,805,025    $525,730,362    $535,826,852
                                                        ==============    ==============    ============    ============
Shares Outstanding ($0.001 par value)
 Pacific Horizon Shares..............................    2,202,533,869       922,561,318     239,345,286     283,366,012
 Horizon Shares......................................    1,325,925,271       628,018,670      65,351,391      72,751,835
 Horizon Service Shares..............................    2,470,181,539     1,444,608,606     221,447,489     179,739,686
 X Shares............................................            1,001             1,001              --              --
                                                        --------------    --------------    ------------    ------------
Total Shares Outstanding                                 5,998,641,680     2,995,189,595     526,144,166     535,857,533
                                                        ==============    ==============    ============    ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
 PER SHARE...........................................            $1.00             $1.00           $1.00           $1.00
                                                        ==============    ==============    ============    ============
COMPOSITION OF NET ASSETS:
 Shares of common stock, at par......................   $    5,998,642    $    2,995,190    $    526,144    $    535,858
 Additional paid-in capital..........................    5,992,427,057     2,991,218,718     525,618,022     535,321,675
 Accumulated net realized losses.....................       (3,789,024)          (76,760)       (946,460)        (30,681)
 Accumulated undistributed net investment income.....        2,226,067           667,877         532,656              --
                                                        --------------    --------------    ------------    ------------
NET ASSETS, AUGUST 31, 1996..........................   $5,996,862,742    $2,994,805,025    $525,730,362    $535,826,852
                                                        ==============    ==============    ============    ============

---------------
See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Statements of Operations
For the six months ended August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                                                             TREASURY
                                              PRIME          TREASURY       GOVERNMENT         ONLY
                                               FUND            FUND            FUND            FUND
                                           ------------     -----------     -----------     -----------
INVESTMENT INCOME:
 Interest..............................    $154,816,211     $79,870,909     $13,912,357     $12,138,158
                                           ------------     -----------     -----------     -----------
EXPENSES:
 Advisory fees.........................       2,681,827       1,500,873         259,599         235,581
 Administration fees...................       2,848,174       1,502,350         260,599         235,581
 Special management fees
   (Pacific Horizon Shares)............       3,624,310       1,591,947         400,855         448,113
 Service organization fees
   (Horizon Service Shares)............       2,505,009       1,622,292         266,316         213,595
 Custodian fees and expenses...........         385,015         276,807          87,294          47,777
 Transfer agent fees and expenses......         209,518          50,359          22,645          29,633
 Insurance expense.....................          86,186          47,022           8,510           4,587
 Directors' fees.......................          77,099          38,274           7,482           6,031
 Audit fees............................          27,966          27,687          19,477          20,011
 Legal fees............................         141,845          73,365          11,726           8,578
 Reports to shareholders...............         168,219          35,155          19,036          22,597
 Registration fees.....................          95,746          73,261          37,938          28,199
 Amortization of organization costs....              --              --          16,334          13,432
 Other expenses........................          22,950          65,379           7,490           1,966
                                           ------------     -----------     -----------     -----------
                                             12,873,864       6,904,771       1,425,301       1,315,681
Less: Fee waivers and expenses
 reimbursements........................              --              --        (176,576)             --
 Expenses paid by third parties........          (9,066)        (39,504)         (2,897)           (348)
                                           ------------     -----------     -----------     -----------
                                             12,864,798       6,865,267       1,245,828       1,315,333
                                           ------------     -----------     -----------     -----------
Net Investment Income..................     141,951,413      73,005,642      12,666,529      10,822,825
REALIZED GAINS ON
 INVESTMENTS:
 Net realized gains on securities
   transactions........................          36,341          67,329           4,758          33,686
                                           ------------     -----------     -----------     -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS.......................    $141,987,754     $73,072,971     $12,671,287     $10,856,511
                                           ============     ===========     ===========     ===========

---------------
See Notes to Financial Statements.

                     [This page intentionally left blank.]

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                          PRIME FUND
                                                             -------------------------------------
                                                                SIX MONTHS
                                                                  ENDED
                                                                AUGUST 31,           YEAR ENDED
                                                                   1996             FEBRUARY 29,
                                                               (UNAUDITED)              1996
                                                             ----------------     ----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income...................................    $    141,951,413     $    223,096,543
 Net realized gains on securities transactions...........              36,341              277,551
                                                             ----------------     ----------------
 Net increase in net assets resulting from operations....         141,987,754          223,374,094
                                                             ----------------     ----------------
Dividends to Shareholders from Net Investment Income:
 Pacific Horizon Shares..................................         (55,042,976)         (87,771,565)
 Horizon Shares..........................................         (36,946,902)         (66,852,421)
 Horizon Service Shares..................................         (49,450,023)         (67,741,940)
 X Shares................................................                  (6)                  --
                                                             ----------------     ----------------
Total dividends to shareholders from net investment
 income..................................................        (141,439,907)        (222,365,926)
                                                             ----------------     ----------------
Portfolio Share Transactions:
 (at $1.00 per share) (Note 6)
 Net proceeds from shares subscribed.....................      20,011,916,918       31,908,025,354
 Net asset value of shares issued to shareholders in
   reinvestment of dividends.............................          67,473,707          113,292,127
 Cost of shares redeemed.................................     (19,494,145,703)     (29,226,683,074)
                                                             ----------------     ----------------
Net increase (decrease) in net assets from Portfolio
 share transactions......................................         585,244,922        2,794,634,407
                                                             ----------------     ----------------
Total Increase (Decrease)................................         585,792,769        2,795,642,575
NET ASSETS:
 Beginning of year.......................................       5,411,069,973        2,615,427,398
                                                             ----------------     ----------------
 End of year (including undistributed net investment
   income of $2,226,067 and $1,714,561, respectively, for
   the Prime Fund, $667,877 and $667,877, respectively,
   for the Treasury Fund, and $532,656 and $463,023,
   respectively, for the Government Fund)................    $  5,996,862,742     $  5,411,069,973
                                                             ================     ================

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               TREASURY FUND                           GOVERNMENT FUND                       TREASURY ONLY FUND
    ------------------------------------     -----------------------------------     -----------------------------------
      SIX MONTHS                               SIX MONTHS                              SIX MONTHS
         ENDED                                    ENDED                                   ENDED
      AUGUST 31,           YEAR ENDED          AUGUST 31,          YEAR ENDED          AUGUST 31,          YEAR ENDED
         1996             FEBRUARY 29,            1996            FEBRUARY 29,            1996            FEBRUARY 29,
      (UNAUDITED)             1996             (UNAUDITED)            1996             (UNAUDITED)            1996
    ---------------     ----------------     ---------------     ---------------     ---------------     ---------------
    $    73,005,642     $    130,548,777     $    12,666,529     $    36,460,511     $    10,822,825     $    16,946,866
             67,329               94,918               4,758             124,433              33,686              50,499
    -----------------   ----------------     ----------------    ----------------    ----------------    ----------------
         73,072,971          130,643,695          12,671,287          36,584,944          10,856,511          16,997,365
    -----------------   ----------------     ----------------    ----------------    ----------------    ----------------
        (23,650,527)         (62,223,096)         (5,969,478)        (16,382,867)         (6,370,104)         (9,422,222)
        (18,059,046)         (32,461,902)         (1,469,939)         (6,779,265)           (496,785)            (79,822)
        (31,296,064)         (35,863,779)         (5,157,479)        (12,983,394)         (3,955,936)         (7,444,822)
                 (5)                  --                  --                  --                  --                  --
    -----------------   ----------------     ----------------    ----------------    ----------------    ----------------
        (73,005,642)        (130,548,777)        (12,596,896)        (36,145,526)        (10,822,825)        (16,946,866)
    -----------------   ----------------     ----------------    ----------------    ----------------    ----------------
      8,889,536,073       14,883,054,623       1,714,963,395       4,732,791,237       1,401,840,441       1,837,702,943
         19,536,176           28,028,766           7,844,391          25,413,970           7,060,115          12,996,227
     (8,758,556,972)     (14,032,011,738)     (1,726,483,486)     (5,108,234,664)     (1,340,610,603)     (1,667,947,202)
    -----------------   ----------------     ----------------    ----------------    ----------------    ----------------
        150,515,277          879,071,651          (3,675,700)       (350,029,457)         68,289,953         182,751,968
    -----------------   ----------------     ----------------    ----------------    ----------------    ----------------
        150,582,606          879,166,569          (3,601,309)       (349,590,039)         68,323,639         182,802,467
      2,844,222,419        1,965,055,850         529,331,671         878,921,710         467,503,213         284,700,746
    -----------------   ----------------     ----------------    ----------------    ----------------    ----------------
    $ 2,994,805,025     $  2,844,222,419     $   525,730,362     $   529,331,671     $   535,826,852     $   467,503,213
    =================   ================     ================    ================    ================    ================

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- GENERAL

    Pacific Horizon Funds, Inc. (the "Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At August 31, 1996, the Fund operated as a series company comprising seventeen portfolios. The accompanying financial statements and notes are those of the Pacific Horizon Prime Fund (the "Prime Fund"), Pacific Horizon Treasury Fund (the "Treasury Fund"), Pacific Horizon Government Fund (the "Government Fund") and Pacific Horizon Treasury Only Fund (the "Treasury Only Fund") (collectively, the "Portfolios") only. The Portfolios seek to achieve their objectives through investment in a variety of money market instruments. See "Pacific Horizon Taxable Money Market Funds" found in the "Interview with Your Investment Manager" section of this report for a discussion of the Portfolios' respective investment objectives.

    The Portfolios each issue three classes of shares (Pacific Horizon Shares, Horizon Shares and Horizon Services Shares). Effective July 22, 1996, the Prime Fund and the Treasury Fund each also issue X Shares. The Prime Fund and the Treasury Fund are also authorized to issue S Shares, which are not available for purchase as of the date of this report. Pacific Horizon Shares, Horizon Shares, Horizon Service Shares, X Shares and S Shares are substantially the same except that Pacific Horizon Shares bear the fees payable under the Fund's Special Management Services Agreement at an annual rate of 0.32% of the average daily net asset value of the outstanding Pacific Horizon Shares while Horizon Service Shares bear the fees payable, under the Shareholder Services Plan, to institutions ("Service Organizations") that provide support services to their clients who beneficially own such shares. Such fees are payable at an annual rate of 0.25% of the average daily net asset value of the outstanding Horizon Service Shares. X Shares bear the expenses of the Distribution and Services Plan under which payments made by the Prime Fund and Treasury Fund for distribution expenses and shareholder servicing expenses may not exceed the annual rates of 0.30% and 0.25%, respectively, of the average daily net assets of each Fund's X Shares. S Shares bear the expenses of the Distribution and Services Plan under which payments made by the Prime Fund and Treasury Fund for distribution expenses and shareholder servicing expenses may not exceed the annual rates of 0.75% and 0.25%, respectively, of the average daily net assets of each Fund's S Shares.

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation, serves as the Fund's investment adviser. Concord Holding Corporation ("Concord") serves as the Fund's administrator and Concord Financial Group, Inc. (the "Distributor"), a wholly owned subsidiary of Concord, serves as the distributor of the Fund's shares. Effective March 29, 1995, Concord became a wholly owned subsidiary of The BISYS Group, Inc. ("BISYS").

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Portfolios in preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those of estimates.

A)  PORTFOLIO VALUATIONS:

    Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. In addition, the Portfolios may not (a) purchase any instrument with a remaining maturity greater than thirteen months unless such instrument is subject to a demand feature, or (b) maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

B)  SECURITY TRANSACTIONS AND INVESTMENT INCOME:

    Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, including accretion of discount and amortization of premium, is accrued daily

C)  REPURCHASE AGREEMENTS (PRIME FUND, TREASURY FUND, AND GOVERNMENT FUND):

    The Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, is not less than 102% of the repurchase price (excluding accrued interest), provided that notwithstanding such requirement, the adviser shall require that the value of the collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, shall be equal to or greater than the resale price (including interest) provided in the agreement. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

D)  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    Dividends are declared daily to shareholders of record at the close of business on the day of declaration and paid monthly. Distributions of net realized gains, if any, will be paid at least annually. However, to the extent that net realized gains of any Portfolio can be offset by capital loss carryovers from that Portfolio, such gains will not be distributed. Dividends and distributions are recorded by each Portfolio on the ex-dividend date.

    The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

E)  FEDERAL INCOME TAXES:

    For federal income tax purposes, each Portfolio is treated as a separate entity for the purpose of determining the Portfolio's qualification as a regulated investment company under the Internal Revenue Code (the "Code"). It is the policy of the Fund that each Portfolio comply with the requirements of the Code applicable to regulated investment companies, including the requirement that each Portfolio distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

    At February 29, 1996, the Portfolios had the following capital loss carryovers:

                                                       CAPITAL LOSS
                        FUND                            CARRYOVER        EXPIRATION DATE
----------------------------------------------------   ------------      ----------------
Prime Fund..........................................    $  917,847             2002
                                                         2,725,176             2003
                                                        ----------
                                                        $3,643,023
                                                        ==========
Treasury Fund.......................................    $   58,357             2002
                                                        ==========
Government Fund.....................................    $    7,642             2002
                                                           943,990             2003
                                                        ----------
                                                        $  951,632
                                                        ==========
Treasury Only Fund..................................    $   64,205             2003
                                                        ==========

    To the extent these capital loss carryovers are used to offset future net realized gains on securities transactions, the gains so offset will not be distributed to shareholders, to the extent provided by the regulations under the Code. Additionally, during the year ended February 29, 1996, the Prime Fund utilized $277,551, the Treasury Fund utilized $202,331, the Government Fund utilized $122,169 and the Treasury Only Fund utilized $49,216 of capital loss carryovers.

F)  OTHER:

    The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio, while Fund expenses which are attributable to more than one portfolio of the Fund are allocated among the respective portfolios. The investment income and the expenses (other than expenses incurred under the Special Management Services Agreements, Shareholder Services Plan and Distribution and Services Plan) of each Portfolio are allocated to the separate classes of shares based upon their relative shares.

    The Portfolios maintain a cash balance with their custodian and receive reductions of custody fees and expenses for the amount of interest earned on such uninvested cash balances. For financial reporting purposes for the six months ended August 31, 1996, custodian fees and expenses paid by third parties were increased by $9,066; $39,504; $2,897 and $348 for the Prime Fund, Treasury Fund, Government Fund and Treasury Only Fund, respectively. There was no effect on net investment income. The Portfolios could have invested such cash amounts in an income producing asset if they had not agreed to a reduction of fees or expenses under the expense offset arrangement with their custodian.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The Portfolios have an Investment Advisory Agreement with Bank of America and a Basic Administrative Services Agreement with Concord. Bank of America is entitled to a fee from each Portfolio, which is accrued daily and payable monthly, at an annual rate of 0.10% of each Portfolio's first $3 billion of net assets, plus 0.09% of each Portfolio's next $2 billion of net assets, plus 0.08% of each Portfolio's net assets in excess of $5 billion. Concord is entitled to a fee from each Portfolio, which is accrued daily and payable monthly, at an annual rate of 0.10% of each Portfolio's first $7 billion of net assets, plus 0.09% of each Portfolio's next $3 billion of net assets, plus 0.08% of each Portfolio's net assets in excess of $10 billion. For the six months ended August 31, 1996, Bank of America voluntarily waived fees from the Government Fund in the amount of $176,576.

    The agreements provide that if, in any fiscal year, the aggregate expenses of any Portfolio (generally excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed the most restrictive expense limitation of any state having jurisdiction over that Portfolio, then Bank of America and Concord will reimburse the Portfolio for any such excess expenses. As of August 31, 1996, the most restrictive expense limitation is believed to limit expenses to 2.5% of the first $30 million of each Portfolio's average daily net assets, plus 2.0% of the next $70 million of such assets plus 1.5% of such assets in excess of $100 million. The agreements provide that such reimbursements will be estimated on a monthly basis. No reimbursement was required for the six months ended August 31, 1996.

    The Portfolios have entered into a Special Management Service Agreement ("Services Agreement") pursuant to which they agree to pay Bank of America and Concord a fee for various services relating to Pacific Horizon Shares. The special management services fee is accrued daily at an annual rate of 0.32% of the average daily net asset value of the outstanding Pacific Horizon Shares of each Portfolio, and this is borne solely by the Pacific Horizon Shares. For the six months ended August 31, 1996, the Portfolios were advised that Concord,

Bank of America and their affiliates earned the following amounts pursuant to the Services Agreement:

                                                                                       AFFILIATES OF
                                                             BANK OF                      BANK OF
                          FUND                               AMERICA       CONCORD        AMERICA
--------------------------------------------------------    ----------     -------     -------------
Prime Fund..............................................    $2,552,139     $27,393      $   554,439
Treasury Fund...........................................       326,368      8,671         1,145,086
Government Fund.........................................       160,358      4,590            64,908
Treasury Only Fund......................................       196,826      1,040           115,125

    The Portfolios have also adopted a Shareholder Services Plan (the "Horizon Service Plan") pursuant to which Service Organizations agree to provide certain services to their clients who are beneficial owners of Horizon Service Shares in return for payment by the Portfolios of a fee at an annual rate of 0.25% of the average daily net asset value of the Horizon Service Shares outstanding from time to time. These payments are borne solely by the Horizon Service Shares. Service Organizations may include the Distributor, Bank of America and their affiliates. For the six months ended August 31, 1996, the Portfolios were advised that affiliates of Bank of America earned the following amounts pursuant to the Horizon Service Plan:

                                      FUND
---------------------------------------------------------------------------------
Prime Fund.......................................................................     $ 2,420,740
Treasury Fund....................................................................       1,558,060
Government Fund..................................................................         263,183
Treasury Only Fund...............................................................         207,908

    The Prime Fund and Treasury Fund have adopted a Distribution and Services Plan under which the Funds pay the Distributor and service organizations for the provision of support services with respect to the beneficial owners of X Shares. Payments for distribution expenses and shareholder servicing expenses may not exceed the annual rate of 0.30% and 0.25%, respectively, of the average daily net assets of such Fund's X Shares. For the period ended August 31, 1996, there were no payments made under the Distribution and Services Plan.

    During the period from May 6, 1994 through July 12, 1994, Bank of America voluntarily contributed capital to the Prime Fund and the Government Fund in the aggregate amount of approximately $77.4 million and $5.5 million, respectively. Bank of America received no shares of common stock or other consideration in exchange for these contributions which increased net asset value. For tax purposes, these capital contributions were applied against the realized losses for the year ended February 28, 1995. Accordingly, such amounts were reclassified from additional paid-in capital against accumulated net realized losses in the Statement of Assets and Liabilities.

    For the six months ended August 31, 1996, the Prime Fund, Treasury Fund, Government Fund and Treasury Only Fund incurred legal charges totaling $141,845, $73,365, $11,726 and

$8,578, respectively, which were earned by a law firm, a partner of which serves as Secretary to the Fund. Certain officers of the Fund are "affiliated persons" (as defined in the Act) of BISYS.

    Concord Financial Services, Inc., a wholly owned subsidiary of Concord, acts as transfer agent for the Horizon class of shares for the Portfolios. For the six months ended August 31, 1996, Concord Financial Services Inc. earned $209,518, $50,359, $22,645 and $29,633, from the Prime Fund, Treasury Fund,
Government Fund and Treasury Only Fund, respectively.

    Effective December 11, 1995, BISYS Fund Services Inc., also a wholly owned subsidiary of BISYS, serves the Fund as transfer agent and dividend disbursing agent for the Pacific Horizon Shares and Horizon Service Shares of each Portfolio. In this capacity for the Prime Fund, Treasury Fund, Government Fund and Treasury Only Fund, BISYS Fund Services, Inc. earned $209,518; $50,359; $22,645 and $29,633, respectively for the six months ended August 31, 1996.

NOTE 4 -- DIRECTORS' COMPENSATION

    Each Director of the Fund is entitled to an annual retainer of $25,000, plus $1,000 for each day the Director participates in all or part of a Board or Committee meeting and the Chairman of each Committee receives a retainer of $1,000 for services as Chairman of the Committee. In addition, the Fund's President is entitled to an annual salary of $20,000 for services as President. The former President and Chairman of the Fund receives an additional $40,000 per year through February 28, 1997 in consideration for his years of service. Total charges for Directors' fees incurred for the six months ended August 31, 1996 were $77,099, $38,274, $7,482 and $6,031 for the Prime Fund, Treasury Fund, Government Fund and Treasury Only Fund, respectively.

    The Board has also established a retirement plan (the "Retirement Plan") for the Directors. The Retirement Plan provides that each Director who dies or resigns after five years of service as a Director will be entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or (ii) 50% of the annual Director's retainer then in effect for Directors of the Fund during the year of such payment. A Director who dies or resigns after nine years of service as a Director will be entitled to receive ten annual payments equal to the greater of: (i) 100% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or (ii) 100% of the annual Director's retainer then in effect for Directors of the Fund during the year of such payment. In addition, the amount payable each year to a Director who dies or resigns shall be increased by $1,000 for each year of service that the Director served as Chairman of the Board. Each Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum payment or ten annual installments. A Director's years of service for the purpose of calculating the payments described above shall be based upon service as a Director or Chairman after February 28, 1994. Aggregate costs to the Prime Fund, Treasury Fund, Government Fund and Treasury

Only Fund pursuant to the Retirement Plan amounted to $15,640, $11,408, $4,600, and $1,840, respectively for the six months ended August 31, 1996.

NOTE 5 -- CONCENTRATION OF CREDIT RISK

    The Prime Fund invests substantially all of its assets in a diversified portfolio of high quality U.S. dollar-denominated money market instruments as disclosed in the portfolio of investments by security type. The issuers' abilities to meet their obligations may be affected by domestic and foreign economic, regional and political developments.

    The Prime Fund had the following concentrations by industry sector at August 31, 1996 (as a percentage of total investments):

Agriculture................................................................     0.7%
Automobiles................................................................     8.1
Banking....................................................................    13.9
Brokerage Services.........................................................    13.3
Certificates of Deposit....................................................    12.6
Chemicals-Diversified......................................................     0.8
Conglomerates..............................................................     1.6
Consumer Non-Durables......................................................     1.2
Containers & Packaging.....................................................     1.4
Electronics................................................................     0.5
Federal Agency.............................................................     0.6
Finance Companies..........................................................    17.0
Food Products..............................................................     0.4
Household Furniture and Appliances.........................................     2.4
Leasing....................................................................     0.9
Pharmaceuticals............................................................     1.0
Repurchase Agreements......................................................    20.1
Sovereign..................................................................     2.1
Utilities..................................................................     0.7
U.S. Government Securities.................................................     0.4
Waste Management...........................................................     0.3
                                                                              -----
                                                                              100.0%
                                                                              =====

NOTE 6 -- CAPITAL SHARE TRANSACTIONS

    At August 31, 1996, there were 200 billion shares of the Fund's $0.001 par value Common Stock authorized, of which 44.4 billion shares were classified as Class A Common Stock (Treasury Fund -- 10 billion Pacific Horizon Shares, 10 billion Horizon Shares, 10 billion Horizon Service Shares, 10 billion S Shares and 4.4 billion X Shares), 58 billion shares were classified as Class B Common Stock (Prime Fund -- 10 billion Pacific Horizon Shares, 18 billion Horizon Shares, 10 billion Horizon Service Shares, 10 billion S Shares and 10 billion

X Shares), 37 billion shares were classified as Class L Common Stock (Government Fund -- 15 billion Pacific Horizon Shares, 7 billion Horizon Shares and 15 billion Horizon Service Shares) and 37 billion shares were classified as Class K Common Stock (Treasury Only Fund -- 15 billion Pacific Horizon Shares, 7 billion Horizon Shares and 15 billion Horizon Service Shares).

    Transactions in shares of each Portfolio (at $1.00 per share) for the periods indicated are summarized below:

               SIX MONTHS ENDED                       PRIME             TREASURY          GOVERNMENT
               AUGUST 31, 1996                         FUND               FUND               FUND
----------------------------------------------    --------------     --------------     --------------
PACIFIC HORIZON SHARES:
 Shares sold..................................     2,653,628,393      1,179,747,398        455,017,491
 Shares issued to shareholders in reinvestment
   of dividends...............................        40,242,295          5,806,583          3,471,675
 Shares redeemed..............................    (2,691,787,751)    (1,355,045,173)      (480,483,862)
                                                  ---------------    --------------     --------------
Net increase (decrease) in Pacific Horizon
 Shares.......................................         2,082,937       (169,491,192)       (21,994,696)
                                                  ---------------    --------------     --------------
HORIZON SHARES:
 Shares sold..................................     6,958,474,639      3,603,923,852        115,954,060
 Shares issued to shareholders in reinvestment
   of dividends...............................         8,916,463          5,605,238            755,212
 Shares redeemed..............................    (7,292,739,806)    (3,703,291,484)      (106,211,228)
                                                  ---------------    --------------     --------------
Net increase (decrease) in Horizon Shares.....      (325,348,704)       (93,762,394)        10,498,044
                                                  ---------------    --------------     --------------
HORIZON SERVICE SHARES:
 Shares sold..................................    10,399,812,386      4,105,863,823      1,143,991,844
 Shares issued to shareholders in reinvestment
   of dividends...............................        18,314,947          8,124,354          3,617,504
 Shares redeemed..............................    (9,509,617,646)    (3,700,220,315)    (1,139,788,396)
                                                  ---------------    --------------     --------------
Net increase in Horizon Service Shares........       908,509,687        413,767,862          7,820,952
                                                  ---------------    --------------     --------------
X SHARES(a):
 Shares sold..................................             1,500              1,000                 --
 Shares issued to shareholders in reinvestment
   of dividends...............................                 2                  1                 --
 Shares redeemed..............................              (500)                --                 --
                                                  ---------------    --------------     --------------
Net increase in X Shares......................             1,002              1,001                 --
                                                  ---------------    --------------     --------------
Total increase (decrease) in Portfolio
 shares.......................................       585,244,922        150,515,277         (3,675,700)
                                                  ===============    ==============     ==============

---------------

(a) For the period July 22, 1996 (initial issuance of X Shares) to August 31, 1996.

               SIX MONTHS ENDED                   TREASURY ONLY
               AUGUST 31, 1996                         FUND
----------------------------------------------    --------------
PACIFIC HORIZON SHARES:
 Shares sold..................................       645,716,453
 Shares issued to shareholders in reinvestment
   of dividends...............................         4,188,854
 Shares redeemed..............................      (640,851,657)
                                                  ---------------
Net increase in Pacific Horizon Shares........         9,053,650
                                                  ---------------
HORIZON SHARES:
 Shares sold..................................       104,438,854
 Shares issued to shareholders in reinvestment
   of dividends...............................           150,220
 Shares redeemed..............................       (39,102,248)
                                                  ---------------
Net increase in Horizon Shares................        65,486,826
                                                  ---------------
HORIZON SERVICE SHARES:
 Shares sold..................................       651,685,134
 Shares issued to shareholders in reinvestment
   of dividends...............................         2,721,041
 Shares redeemed..............................      (660,656,698)
                                                  ---------------
Net decrease in Horizon Service Shares........        (6,250,523)
                                                  ---------------
Total increase in Portfolio shares............        68,289,953
                                                  ===============

                 YEAR ENDED                           PRIME             TREASURY          GOVERNMENT
              FEBRUARY 29, 1996                       FUND                FUND               FUND
---------------------------------------------    ---------------     --------------     --------------
PACIFIC HORIZON SHARES:
 Shares sold.................................      6,558,828,164      3,542,478,098      1,244,850,911
 Shares issued to shareholders in
   reinvestment of dividends.................         63,228,495         10,830,356         10,499,760
 Shares redeemed.............................     (5,551,677,079)    (3,594,024,911)    (1,349,212,756)
                                                 ---------------     --------------     --------------
Net increase (decrease) in Pacific Horizon
 Shares......................................      1,070,379,580        (40,716,457)       (93,862,085)
                                                 ---------------     --------------     --------------
HORIZON SHARES:
 Shares sold.................................     10,005,418,206      4,729,298,610        910,607,847
 Shares issued to shareholders in
   reinvestment of dividends.................         18,014,180          4,884,652          4,235,900
 Shares issued in connection with
   reorganization with 231 Funds.............        971,168,989        117,280,359                 --
 Shares redeemed.............................     (9,966,301,034)    (4,598,604,937)    (1,095,523,298)
                                                 ---------------     --------------     --------------
Net increase (decrease) in Horizon Shares....      1,028,300,341        252,858,684       (180,679,551)
                                                 ---------------     --------------     --------------
HORIZON SERVICE SHARES:
 Shares sold.................................     14,233,621,259      6,355,993,448      2,577,332,479
 Shares issued to shareholders in
   reinvestment of dividends.................         32,049,452         12,313,758         10,678,310
 Shares issued in connection with
   reorganization with 231 Funds.............        140,144,817        138,004,108                 --
 Shares redeemed.............................    (13,708,704,961)    (5,839,381,890)    (2,663,498,610)
                                                 ---------------     --------------     --------------
Net increase (decrease) in Horizon Service
 Shares......................................        697,110,567        666,929,424        (75,487,821)
                                                 ---------------     --------------     --------------
Total increase (decrease) in Portfolio
 shares......................................      2,795,790,488        879,071,651       (350,029,457)
                                                 ===============     ==============     ==============

                  YEAR ENDED                      TREASURY ONLY
              FEBRUARY 29, 1996                        FUND
----------------------------------------------    --------------
PACIFIC HORIZON SHARES:
 Shares sold..................................       906,922,356
 Shares issued to shareholders in reinvestment
   of dividends...............................         6,162,584
 Shares redeemed..............................      (729,138,893)
                                                  ---------------
Net increase in Pacific Horizon Shares........       183,946,047
                                                  ---------------
HORIZON SHARES:
 Shares sold..................................        15,104,735
 Shares issued to shareholders in reinvestment
   of dividends...............................            74,597
 Shares redeemed..............................        (7,914,323)
                                                  ---------------
Net increase in Horizon Shares................         7,265,009
                                                  ---------------
HORIZON SERVICE SHARES:
 Shares sold..................................       915,675,852
 Shares issued to shareholders in reinvestment
   of dividends...............................         6,759,046
 Shares redeemed..............................      (930,893,986)
                                                  ---------------
Net decrease in Horizon Service Shares........        (8,459,088)
                                                  ---------------
Total increase in Portfolio shares............       182,751,968
                                                  ===============

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights++
--------------------------------------------------------------------------------

                                             SIX
                                           MONTHS
                                            ENDED                              YEAR ENDED
                                           AUGUST        ------------------------------------------------------
                                             31,         FEBRUARY       FEBRUARY       FEBRUARY       FEBRUARY
                                            1996            29,            28,            28,            28,
                                          (UNAUDITED)      1996           1995           1994           1993
                                          ---------      ---------      ---------      ---------      ---------
PACIFIC HORIZON SHARES
Net asset value per share, beginning of
 year...................................  $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                          --------       --------       --------       --------       --------
Income from Investment Operations:
 Net investment income..................    0.0246         0.0539         0.0424         0.0287         0.0340
 Net realized gain (loss) on
   securities...........................        --         0.0004        (0.0227 )      (0.0016 )           --
                                          --------       --------       --------       --------       --------
Total income from investment
 operations.............................    0.0246         0.0543         0.0197         0.0271         0.0340
Less dividends from net investment
 income.................................   (0.0245 )      (0.0539 )      (0.0422 )      (0.0287 )      (0.0341 )
Increase due to voluntary capital
 contribution from Investment Adviser
 (Note 3)...............................        --             --         0.0233             --             --
                                          --------       --------       --------       --------       --------
Net change in net asset value per
 share..................................    0.0001         0.0004         0.0008        (0.0016 )      (0.0001 )
                                          --------       --------       --------       --------       --------
Net asset value per share, end of
 period.................................  $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                          ========       ========       ========       ========       ========
Total return............................      2.47%(b)       5.53%          4.30%+         2.91%          3.45%
Ratios/Supplemental Data:
 Net assets, end of period (millions)...  $  2,202       $  2,200       $  1,129       $  1,216       $    992
 Ratio of net expenses to average net
   assets...............................      0.56%(c)       0.55%          0.51%          0.52%          0.55%
 Ratio of net investment income to
   average net assets...................      4.89%(c)       5.37%          4.19%          2.86%          3.42%
 Ratio of expenses to average net
   assets*..............................           (a)       0.56%          0.56%          0.53%               (a)
 Ratio of net investment income to
   average net assets*..................           (a)       5.36%          4.14%          2.85%               (a)

---------------

 ++ Security Pacific National Bank served as Investment Adviser through April
    21, 1992. Bank of America National Trust and Savings Association served as Investment Adviser commencing April 22, 1992.

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 + Total return includes the effect of the voluntary capital contribution from the Investment Adviser (see Note 3 to Financial Statements). Without this capital contribution, the total return would have been lower.

(a) There were no fee waivers or expense reimbursements during the period.

(b) Not annualized.

(c) Annualized.

See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights++
--------------------------------------------------------------------------------

                                             SIX
                                           MONTHS
                                            ENDED                              YEAR ENDED
                                           AUGUST        ------------------------------------------------------
                                             31,         FEBRUARY       FEBRUARY       FEBRUARY       FEBRUARY
                                            1996            29,            28,            28,            28,
                                          (UNAUDITED)      1996           1995           1994           1993
                                          ---------      ---------      ---------      ---------      ---------
HORIZON SHARES
Net asset value per share, beginning of
 year...................................  $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                          --------       --------       --------       --------
Income from Investment Operations:
 Net investment income..................    0.0263         0.0571         0.0461         0.0319         0.0372
 Net realized gain (loss) on
   securities...........................   (0.0002 )       0.0004        (0.0232 )      (0.0016 )           --
                                          --------       --------       --------       --------
Total income from investment
 operations.............................    0.0261         0.0575         0.0229         0.0303         0.0372
Less dividends from net investment
 income.................................   (0.0261 )      (0.0571 )      (0.0454 )      (0.0319 )      (0.0372 )
Increase due to voluntary capital
 contribution from Investment Adviser
 (Note 3)...............................        --             --         0.0233             --             --
                                          --------       --------       --------       --------
Net change in net asset value per
 share..................................   (0.0000 )       0.0004         0.0008        (0.0016 )           --
                                          --------       --------       --------       --------
Net asset value per share, end of
 period.................................  $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                          ========       ========       ========       ========
Total return............................      2.64%(b)       5.86%          4.63%+         3.24%          3.78%
Ratios/Supplemental Data:
 Net assets, end of period (millions)...  $  1,326       $  1,651       $    622       $  3,840       $ 10,301
 Ratio of net expenses to average net
   assets...............................      0.24%(c)       0.23%          0.16%          0.20%          0.23%
 Ratio of net investment income to
   average net assets...................      5.21%(c)       5.69%          4.11%          3.19%          3.59%
 Ratio of expenses to average net
   assets*..............................           (a)       0.24%          0.23%          0.21%               (a)
 Ratio of net investment income to
   average net assets*..................           (a)       5.68%          4.04%          3.18%               (a)

---------------

 ++ Security Pacific National Bank served as Investment Adviser through April
    21, 1992. Bank of America National Trust and Savings Association served as Investment Adviser commencing April 22, 1992.

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 + Total return includes the effect of the voluntary capital contribution from the Investment Adviser (see Note 3 to Financial Statements). Without this capital contribution, the total return would have been lower.

(a) There were no fee waivers or expense reimbursements during the period.

(b) Not annualized.

(c) Annualized.

See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights++
--------------------------------------------------------------------------------

                                             SIX
                                           MONTHS
                                            ENDED                              YEAR ENDED
                                           AUGUST        ------------------------------------------------------
                                             31,         FEBRUARY       FEBRUARY       FEBRUARY       FEBRUARY
                                            1996            29,            28,            28,            28,
                                          (UNAUDITED)      1996           1995           1994           1993
                                          ---------      ---------      ---------      ---------      ---------
HORIZON SERVICE SHARES
Net asset value per share, beginning of
 year...................................  $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                          --------       --------       --------       --------       --------
Income from Investment Operations:
 Net investment income..................    0.0248         0.0546         0.0431         0.0294         0.0345
 Net realized gain (loss) on
   securities...........................    0.0002         0.0004        (0.0227 )      (0.0016 )           --
                                          --------       --------       --------       --------       --------
Total income from investment
 operations.............................    0.0250         0.0550         0.0204         0.0278         0.0345
Less dividends from net investment
 income.................................   (0.0248 )      (0.0546 )      (0.0429 )      (0.0294 )      (0.0347 )
Increase due to voluntary capital
 contribution from investment advisor
 (Note 3)...............................        --             --         0.0233             --             --
                                          --------       --------       --------       --------       --------
Net change in net asset value per
 share..................................    0.0002         0.0004         0.0008        (0.0016 )      (0.0002 )
                                          --------       --------       --------       --------       --------
Net asset value per share, end of
 period.................................  $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                          ========       ========       ========       ========       ========
Total return............................      2.51%(b)       5.60%          4.37%+         2.98%          3.53%
Ratios/Supplemental Data:
 Net assets, end of period (millions)...  $  2,470       $  1,561       $    864       $    839       $    793
 Ratio of net expenses to average net
   assets...............................      0.49%(c)       0.48%          0.44%          0.45%          0.48%
 Ratio of net investment income to
   average net assets...................      4.97%(c)       5.44%          4.31%          2.94%          3.49%
 Ratio of expenses to average net
   assets*..............................           (a)       0.49%          0.48%          0.46%               (a)
 Ratio of net investment income to
   average net assets*..................           (a)       5.43%          4.27%          2.93%               (a)

---------------

 ++ Security Pacific National Bank served as Investment Adviser through April
    21, 1992. Bank of America National Trust and Savings Association served as Investment Adviser commencing April 22, 1992.

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 + Total return includes the effect of the voluntary capital contribution from the Investment Adviser (see Note 3 to Financial Statements). Without this capital contribution, the total return would have been lower.

(a) There were no fee waivers or expense reimbursements during the period.

(b) Not annualized.

(c) Annualized.

See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                       PERIOD
                                                                        ENDED
                                                                       AUGUST
                                                                         31,
                                                                       1996(a)
                                                                      (UNAUDITED)
                                                                      ---------
X SHARES
Net asset value per share, beginning of year........................  $  1.00
                                                                      --------
Income from Investment Operations:
  Net investment income.............................................   0.0050
  Net realized gain on securities...................................   0.0002
                                                                      --------
Total income from investment operations.............................   0.0052
Less dividends from net investment income...........................  (0.0050  )
                                                                      --------
Net change in net asset value per share.............................   0.0002
                                                                      --------
Net asset value per share, end of period............................  $  1.00
                                                                      ========
Total return........................................................     0.50%(c)
Ratios/Supplemental Data:
  Net assets, end of period (000)...................................  $     1
  Ratio of net expenses to average net assets.......................     0.79%(d)
  Ratio of net investment income to average net assets..............     4.33%(d)
  Ratio of expenses to average net assets*..........................           (b)
  Ratio of net investment income to average net assets*.............           (b)

---------------

(a) For the period July 22, 1996 (initial issuance of shares) through August 31, 1996.

(b) There were no fee waivers or reimbursements during the period.

(c) Not annualized. Represents total return for Pacific Horizon Shares from March 1, 1996 to July 21, 1996 plus the total return for X Shares for the period July 22, 1996 to August 31, 1996. Pacific Horizon Shares have a 0.32% Special Management Services fee while X Shares have 0.30% Distribution and 0.25% Shareholder Services fees. These combined higher fees will lower the X Shares' performance.

(d) Annualized.

See Notes to Financial Statements.

PACIFIC HORIZON TREASURY FUND
--------------------------------------------------------------------------------

Financial Highlights+
--------------------------------------------------------------------------------

                                             SIX
                                           MONTHS
                                            ENDED                              YEAR ENDED
                                           AUGUST        ------------------------------------------------------
                                             31,         FEBRUARY       FEBRUARY       FEBRUARY       FEBRUARY
                                            1996            29,            28,            28,            28,
                                          (UNAUDITED)      1996           1995           1994           1993
                                          ---------      ---------      ---------      ---------      ---------
PACIFIC HORIZON SHARES
Net asset value per share, beginning of
 year...................................  $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                          --------       --------       --------       --------       --------
Income from Investment Operations:
 Net investment income..................    0.0240         0.0527         0.0405         0.0262         0.0309
 Net realized gain (loss) on
   securities...........................   (0.0004 )       0.0011         0.0001        (0.0002 )           --
                                          --------       --------       --------       --------       --------
Total income from investment
 operations.............................    0.0236         0.0538         0.0406         0.0260         0.0309
Less dividends from net investment
 income.................................   (0.0240 )      (0.0527 )      (0.0405 )      (0.0262 )      (0.0311 )
                                          --------       --------       --------       --------       --------
Net change in net asset value per
 share..................................   (0.0004 )       0.0011         0.0001        (0.0002 )      (0.0002 )
                                          --------       --------       --------       --------       --------
Net asset value per share, end of
 period.................................  $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                          ========       ========       ========       ========       ========
Total return............................      2.42%(b)       5.40%          4.13%          2.65%          3.15%
Ratios/Supplemental Data:
 Net assets, end of period (millions)...  $    922       $  1,091       $  1,132       $  1,577       $  1,746
 Ratio of net expenses to average net
   assets...............................      0.56%(c)       0.57%          0.55%          0.55%          0.56%
 Ratio of net investment income to
   average net assets...................      4.77%(c)       5.24%          3.99%          2.62%          3.11%
 Ratio of expenses to average net
   assets*..............................           (a)       0.58%               (a)            (a)            (a)
 Ratio of net investment income to
   average net assets*..................           (a)       5.23%               (a)            (a)            (a)

---------------

 + Security Pacific National Bank served as Investment Adviser through April 21,
   1992. Bank of America National Trust and Savings Association served as Investment Adviser commencing April 22, 1992.

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a) There were no fee waivers or reimbursements during the period.

(b) Not annualized.

(c) Annualized.

See Notes to Financial Statements.

PACIFIC HORIZON TREASURY FUND
--------------------------------------------------------------------------------

Financial Highlights+
--------------------------------------------------------------------------------

                                             SIX
                                           MONTHS
                                            ENDED                              YEAR ENDED
                                           AUGUST        ------------------------------------------------------
                                             31,         FEBRUARY       FEBRUARY       FEBRUARY       FEBRUARY
                                            1996            29,            28,            28,            28,
                                          (UNAUDITED)      1996           1995           1994           1993
                                          ---------      ---------      ---------      ---------      ---------
HORIZON SHARES
Net asset value, beginning of year......  $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                          --------       --------       --------       --------       --------
Income from Investment Operations:
 Net investment income..................    0.0256         0.0559         0.0437         0.0294         0.0341
 Net realized gain (loss) on
   securities...........................   (0.0017 )       0.0011         0.0001        (0.0002 )       0.0002
                                          --------       --------       --------       --------       --------
Total income from investment
 operations.............................    0.0239         0.0570         0.0438         0.0292         0.0343
Less dividends from net investment
 income.................................   (0.0256 )      (0.0559 )      (0.0437 )      (0.0294 )      (0.0343 )
                                          --------       --------       --------       --------       --------
Net change in net asset value per
 share..................................   (0.0017 )       0.0011         0.0001        (0.0002 )       0.0000
                                          --------       --------       --------       --------       --------
Net asset value per share, end of
 period.................................  $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                          ========       ========       ========       ========       ========
Total return............................      2.58%(b)       5.73%          4.46%          2.98%          3.48%
Ratios/Supplemental Data:
 Net assets, end of period (millions)...  $    628       $    722       $    469       $    487       $    598
 Ratio of net expenses to average net
   assets...............................      0.24%(c)       0.25%          0.23%          0.23%          0.24%
 Ratio of net investment income to
   average net assets...................      5.09%(c)       5.56%          4.36%          2.94%          3.38%
 Ratio of expenses to average net
   assets*..............................           (a)       0.26%               (a)            (a)            (a)
 Ratio of net investment income to
   average net assets*..................           (a)       5.55%               (a)            (a)            (a)

---------------

 + Security Pacific National Bank served as Investment Adviser through April 21,
   1992. Bank of America National Trust and Savings Association served as Investment Adviser commencing April 22, 1992.

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a) There were no fee waivers or reimbursements during the period.

(b) Not annualized.

(c) Annualized.

See Notes to Financial Statements.

PACIFIC HORIZON TREASURY FUND
--------------------------------------------------------------------------------

Financial Highlights+
--------------------------------------------------------------------------------

                                             SIX
                                           MONTHS
                                            ENDED                              YEAR ENDED
                                           AUGUST        ------------------------------------------------------
                                             31,         FEBRUARY       FEBRUARY       FEBRUARY       FEBRUARY
                                            1996            29,            28,            28,            28,
                                          (UNAUDITED)      1996           1995           1994           1993
                                          ---------      ---------      ---------      ---------      ---------
HORIZON SERVICE SHARES
Net asset value, beginning of year......  $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                          --------       --------       --------       --------       --------
Income from Investment Operations:
 Net investment income..................    0.0242         0.0534         0.0412         0.0269         0.0316
 Net realized gain (loss) on
   securities...........................   (0.0015 )       0.0011         0.0001        (0.0002 )       0.0002
                                          --------       --------       --------       --------       --------
Total income from investment
 operations.............................    0.0227         0.0545         0.0413         0.0267         0.0318
Less dividends from net investment
 income.................................   (0.0243 )      (0.0534 )      (0.0412 )      (0.0269 )      (0.0318 )
                                          --------       --------       --------       --------       --------
Net change in net asset value per
 share..................................   (0.0016 )       0.0011         0.0001        (0.0002 )           --
                                          --------       --------       --------       --------       --------
Net asset value per share, end of
 period.................................  $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                          ========       ========       ========       ========       ========
Total return............................      2.46%(b)       5.47%          4.20%          2.72%          3.23%
Ratios/Supplemental Data:
 Net assets, end of period (millions)...  $  1,444       $  1,031       $    364       $    541       $    369
 Ratio of net expenses to average net
   assets...............................      0.49%(c)       0.50%          0.48%          0.48%          0.49%
 Ratio of net investment income to
   average net assets...................      4.84%(c)       5.31%          4.01%          2.69%          3.28%
 Ratio of expenses to average net
   assets*..............................           (a)       0.51%               (a)            (a)            (a)
 Ratio of net investment income to
   average net assets*..................           (a)       5.30%               (a)            (a)            (a)

---------------

 + Security Pacific National Bank served as Investment Adviser through April 21,
   1992. Bank of America National Trust and Savings Association served as Investment Adviser commencing April 22, 1992.

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a) There were no fee waivers or reimbursements during the period.

(b) Not annualized.

(c) Annualized.

See Notes to Financial Statements.

PACIFIC HORIZON TREASURY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                       PERIOD
                                                                        ENDED
                                                                       AUGUST
                                                                         31,
                                                                       1996(a)
                                                                      (UNAUDITED)
                                                                      ---------
X SHARES
Net asset value, beginning of year..................................  $  1.00
                                                                      ---------
Income from Investment Operations:
  Net investment income.............................................   0.0049
  Net realized gain on securities...................................   0.0002
                                                                      ---------
Total income from investment operations.............................   0.0051
Less dividends from net investment income...........................  (0.0049  )
                                                                      ---------
Net change in net asset value per share.............................   0.0002
                                                                      ---------
Net asset value per share, end of period............................  $  1.00
                                                                      ============
Total return........................................................     0.49%(b)
Ratios/Supplemental Data:
  Net assets, end of period (000)...................................  $     1
  Ratio of net expenses to average net assets.......................     0.79%(c)
  Ratio of net investment income to average net assets..............     4.25%(c)

---------------

(a) For the period July 22, 1996 (initial issuance of shares) through August 31, 1996.

(b) Not annualized. Represents total return for Pacific Horizon Shares from March 1, 1996 to July 21, 1996 plus the total return for X Shares for the period July 22, 1996 to August 31, 1996. Pacific Horizon Shares have a 0.32% Special Management Services fee while X Shares have 0.30% Distribution and 0.25% Shareholder Services fees. These combined higher fees will lower the X Shares' performance.

(c) Annualized. There were no fee waivers or reimbursements during the period.

See Notes to Financial Statements.

PACIFIC HORIZON GOVERNMENT FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                       SIX
                                                     MONTHS
                                                      ENDED                      YEAR ENDED
                                                     AUGUST        ---------------------------------------
                                                       31,         FEBRUARY       FEBRUARY       FEBRUARY
                                                      1996            29,            28,            28,
                                                    (UNAUDITED)      1996           1995           1994
                                                    ---------      ---------      ---------      ---------
PACIFIC HORIZON SHARES
Net asset value per share, beginning of year......  $   1.00       $   1.00       $   1.00       $   1.00
                                                    --------       --------       --------       --------
Income from Investment Operations:
 Net investment income............................    0.0242         0.0530         0.0421         0.0288
 Net realized gain (loss) on securities...........    0.0016        (0.0004 )**    (0.0091 )      (0.0006 )
                                                    --------       --------       --------       --------
Total income from investment operations...........    0.0258         0.0526         0.0330         0.0282
Less dividends from net investment income.........   (0.0240 )      (0.0524 )      (0.0420 )      (0.0288 )
Increase due to voluntary capital contribution
 from Investment Adviser (Note 3).................        --             --         0.0085             --
                                                    --------       --------       --------       --------
Net change in net asset value per share...........    0.0018         0.0002        (0.0005 )      (0.0006 )
                                                    --------       --------       --------       --------
Net asset value per share, end of period..........  $   1.00       $   1.00       $   1.00       $   1.00
                                                    ========       ========       ========       ========
Total return......................................      2.43%(a)       5.37%          4.28%+         2.92%
Ratios/Supplemental Data:
 Net assets, end of period (000)..................  $239,146       $261,099       $354,828       $154,349
 Ratio of net expenses to average net assets......      0.55%(b)       0.56%          0.50%          0.60%
 Ratio of net investment income to average net
   assets.........................................      4.81%(b)       5.34%          4.27%          2.88%
 Ratio of expenses to average net assets*.........      0.62%(b)       0.63%          0.58%          0.60%
 Ratio of net investment income to average net
   assets*........................................      4.74%(b)       5.27%          4.19%          2.88%

---------------

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 ** Net realized loss for the period is a direct result of a decrease in outstanding shares between February 28, 1995 and the date of the gain realization.

 + Total return includes the effect of the voluntary capital contribution from the Investment Adviser (see Note 3 to Financial Statements). Without this capital contribution, the total return would have been lower.

(a) Not annualized.

(b) Annualized.

See Notes to Financial Statements.

PACIFIC HORIZON GOVERNMENT FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                  SIX
                                                MONTHS
                                                 ENDED               YEAR ENDED              PERIOD
                                                AUGUST        ------------------------        ENDED
                                                  31,         FEBRUARY       FEBRUARY       FEBRUARY
                                                 1996            29,            28,            28,
                                               (UNAUDITED)      1996           1995          1994(a)
                                               ---------      ---------      ---------      ---------
HORIZON SHARES
Net asset value per share, beginning of
 year........................................  $   1.00       $   1.00       $   1.00       $   1.00
                                               --------       --------       --------       --------
Income from Investment Operations:
 Net investment income.......................    0.0256         0.0600         0.0454         0.0227
 Net realized gain (loss) on securities......    0.0016        (0.0042 )**    (0.0092 )      (0.0006 )
                                               --------       --------       --------       --------
Total income from investment operations......    0.0272         0.0558         0.0362         0.0221
Less dividends from net investment income....   (0.0256 )      (0.0556 )      (0.0452 )      (0.0227 )
Increase due to voluntary capital
 contribution from Investment Adviser (Note
 3)..........................................        --             --         0.0085             --
                                               --------       --------       --------       --------
Net change in net asset value per share......    0.0016         0.0002        (0.0005 )      (0.0006 )
                                               --------       --------       --------       --------
Net asset value per share, end of period.....  $   1.00       $   1.00       $   1.00       $   1.00
                                               ========       ========       ========       ========
Total return.................................      2.59%(b)       5.71%          4.61%+         2.29%(b)
Ratios/Supplemental Data:
 Net assets, end of period (000).............  $ 65,309       $ 54,803       $235,285       $369,664
 Ratio of net expenses to average net
   assets....................................      0.22%(c)       0.24%          0.17%          0.28%(c)
 Ratio of net investment income to average
   net assets................................      5.14%(c)       5.66%          4.67%          3.17%(c)
 Ratio of expenses to average net assets*....      0.29%(c)       0.30%          0.25%          0.28%(c)
 Ratio of net investment income to average
   net assets*...............................      5.07%(c)       5.60%          4.59%          3.17%(c)

---------------

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 ** Net realized loss for the period is a direct result of a decrease in outstanding shares between February 28, 1995 and the date of the gain realization.

 + Total return includes the effect of the voluntary capital contribution from the Investment Adviser (see Note 3 to Financial Statements). Without this capital contribution, the total return would have been lower.

(a) For the period June 14, 1993 (initial issuance of Horizon Shares) through February 28, 1994.

(b) Not annualized.

(c) Annualized.

See Notes to Financial Statements.

PACIFIC HORIZON GOVERNMENT FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                      SIX
                                                    MONTHS
                                                     ENDED                      YEAR ENDED
                                                    AUGUST        ---------------------------------------
                                                      31,         FEBRUARY       FEBRUARY       FEBRUARY
                                                     1996            29,            28,            28,
                                                   (UNAUDITED)      1996           1995           1994
                                                   ---------      ---------      ---------      ---------
HORIZON SERVICE SHARES
Net asset value per share, beginning of year.....  $   1.00       $   1.00       $   1.00       $   1.00
                                                   --------       --------       --------       --------
Income from Investment Operations:
 Net investment income...........................    0.0245         0.0537         0.0429         0.0300
 Net realized gain (loss) on securities..........    0.0016        (0.0004 )**    (0.0092 )      (0.0006 )
                                                   --------       --------       --------       --------
Total income from investment operations..........    0.0261         0.0533         0.0337         0.0294
Less dividends from net investment income........   (0.0244 )      (0.0531 )      (0.0427 )      (0.0300 )
Increase due to voluntary capital contribution
 from Investment Adviser (Note 3)................        --             --         0.0085             --
                                                   --------       --------       --------       --------
Net change in net asset value per share..........    0.0017         0.0002        (0.0005 )      (0.0006 )
                                                   --------       --------       --------       --------
Net asset value per share, end of period.........  $   1.00       $   1.00       $   1.00       $   1.00
                                                   ========       ========       ========       ========
Total return.....................................      2.46%(a)       5.44%          4.35%+         3.04%
Ratios/Supplemental Data:
 Net assets, end of period (000).................  $221,276       $213,430       $288,809       $326,017
 Ratio of net expenses to average net assets.....      0.47%(b)       0.49%          0.43%          0.48%
 Ratio of net investment income to average net
   assets........................................      4.88%(b)       5.41%          4.32%          2.99%
 Ratio of expenses to average net assets*........      0.54%(b)       0.56%          0.51%          0.53%
 Ratio of net investment income to average net
   assets*.......................................      4.81%(b)       5.34%          4.24%          2.94%

---------------

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 ** Net realized loss for the period is a direct result of a decrease in outstanding shares between February 28, 1995 and the date of the gain realization.

 + Total return includes the effect of the voluntary capital contribution from the Investment Adviser (see Note 3 to Financial Statements). Without this capital contribution, the total return would have been lower.

(a) Not annualized.

(b) Annualized.

See Notes to Financial Statements.

PACIFIC HORIZON TREASURY ONLY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                       SIX
                                                     MONTHS
                                                      ENDED                      YEAR ENDED
                                                     AUGUST        ---------------------------------------
                                                       31,         FEBRUARY       FEBRUARY       FEBRUARY
                                                      1996            29,            28,            28,
                                                    (UNAUDITED)      1996           1995           1994
                                                    ---------      ---------      ---------      ---------
PACIFIC HORIZON SHARES
Net asset value per share, beginning of year......  $   1.00       $   1.00       $   1.00       $   1.00
                                                    --------       --------       --------       --------
Income from Investment Operations:
 Net investment income............................    0.0229         0.0495         0.0384         0.0254
 Net realized gain (loss) on securities...........    0.0001         0.0003        (0.0002 )      (0.0002 )
                                                    --------       --------       --------       --------
Total income from investment operations...........    0.0230         0.0498         0.0382         0.0252
Less dividends from net investment income.........   (0.0229 )      (0.0495 )      (0.0384 )      (0.0254 )
                                                    --------       --------       --------       --------
Net change in net asset value per share...........    0.0001         0.0003        (0.0002 )      (0.0002 )
                                                    --------       --------       --------       --------
Net asset value per share, end of period..........  $   1.00       $   1.00       $   1.00       $   1.00
                                                    ========       ========       ========       ========
Total return......................................      2.31%(b)       5.06%          3.90%          2.57%
Ratios/Supplemental Data:
 Net assets, end of period (000)..................  $283,342       $274,282       $ 90,337       $ 72,120
 Ratio of net expenses to average net assets......      0.60%(c)       0.63%          0.62%          0.56%
 Ratio of net investment income to average net
   assets.........................................      4.56%(c)       4.94%          3.90%          2.54%
 Ratio of expenses to average net assets*.........           (a)            (a)       0.63%          0.72%
 Ratio of net investment income to average net
   assets*........................................           (a)            (a)       3.89%          2.38%

---------------

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a) There were no fee waivers or expense reimbursements during the period.

(b) Not annualized.

(c) Annualized.

See Notes to Financial Statements.

PACIFIC HORIZON TREASURY ONLY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                        SIX
                                                      MONTHS
                                                       ENDED         PERIOD
                                                      AUGUST          ENDED
                                                        31,         FEBRUARY
                                                       1996            29,
                                                     (UNAUDITED)     1996(a)
                                                     ---------      ---------
HORIZON SHARES
Net asset value per share, beginning of year.......  $   1.00       $  1.00
                                                     --------       --------
Income from Investment Operations:
  Net investment income............................    0.0245        0.0227
  Net realized gain on securities..................    0.0001       (0.0001  )
                                                     --------       --------
Total income from investment operations............    0.0246        0.0226
Less dividends from net investment income..........   (0.0245 )     (0.0227  )
                                                     --------       --------
Net change in net asset value per share............    0.0001       (0.0001  )
                                                     --------       --------
Net asset value per share, end of period...........  $   1.00       $  1.00
                                                     ========       ========
Total return.......................................      2.48%(c)      2.30%(c)
Ratios/Supplemental Data:
  Net assets, end of period (000)..................  $ 72,752       $ 7,264
  Ratio of net expenses to average net assets......      0.28%(d)      0.70%(d)
  Ratio of net investment income to average net
    assets.........................................      4.93%(d)     11.88%(d)
  Ratio of expenses to average net assets*.........           (b)            (b)
  Ratio of net investment income to average net
    assets*........................................           (b)            (b)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a) For the period September 20, 1995 (initial issuance of shares) through February 29, 1996.

(b) There were no fee waivers or expense reimbursements during the period.

(c) Not annualized.

(d) Annualized.

See Notes to Financial Statements.

PACIFIC HORIZON TREASURY ONLY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                               SIX
                                             MONTHS
                                              ENDED                      YEAR ENDED
                                             AUGUST        ---------------------------------------
                                               31,         FEBRUARY       FEBRUARY       FEBRUARY
                                              1996            29,            28,            28,
                                            (UNAUDITED)      1996           1995           1994
                                            ---------      ---------      ---------      ---------
HORIZON SERVICE SHARES
Net asset value per share, beginning
 of year..................................  $   1.00       $   1.00       $   1.00       $   1.00
                                            --------       --------       --------       --------
Income from Investment Operations:
 Net investment income....................    0.0233         0.0502         0.0391         0.0273
 Net realized gain (loss) on securities...    0.0001         0.0003        (0.0002)       (0.0002)
                                            --------       --------       --------       --------
Total income from investment operations...    0.0234         0.0505         0.0389         0.0271
Less dividends from net investment
 income...................................   (0.0233)       (0.0502)       (0.0391)       (0.0273)
                                            --------       --------       --------       --------
Net change in net asset value per share...    0.0001         0.0003        (0.0002)       (0.0002)
                                            --------       --------       --------       --------
Net asset value per share, end of
 period...................................  $   1.00       $   1.00       $   1.00       $   1.00
                                            ========       ========       ========       ========
Total return..............................      2.35%(b)       5.14%          3.98%          2.76%
Ratios/Supplemental Data:
 Net assets, end of period (000)..........  $179,733       $185,957       $194,363       $271,588
 Ratio of net expenses to average net
   assets.................................      0.53%(c)       0.56%          0.55%          0.39%
 Ratio of net investment income to average
   net assets.............................      4.64%(c)       5.01%          3.86%          2.73%
 Ratio of expenses to average net
   assets*................................           (a)            (a)       0.56%          0.64%
 Ratio of net investment income to average
   net assets*............................           (a)            (a)       3.85%          2.48%

---------------

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a) There were no fee waivers or expense reimbursements during the period.

(b) Not annualized.

(c) Annualized.

See Notes to Financial Statements.

For more information, complete the following form and mail it to:

                             Pacific Horizon Funds
                        1230 Columbia Street, Suite 500
                              San Diego, CA 92101

 ................................................................................
First Name                                  Last Name

 ................................................................................
Street Address

 ................................................................................
City                             State                   Zip Code

 ................................................................................
Area Code and Telephone Number

PLEASE CHECK ONE OF THE TWO BOXES BELOW SO WE CAN BETTER MEET YOUR NEED FOR SERVICE.
[ ] A broker assisted me with the purchase of my Pacific Horizon Fund.

 ................................................................................
    Name of Broker

 ................................................................................
    Name of Brokerage Firm

[ ] I purchased my Pacific Horizon Fund without the assistance of a broker.

    Please send me a free investing kit on the Pacific Horizon Fund(s) checked below. The kit includes a prospectus, which has more complete information on the Fund(s) such as charges and expenses. Read the prospectus carefully before investing or sending money.

     PACIFIC HORIZON FUNDS

     [ ] International Equity Fund   [ ] Intermediate Bond Fund
     [ ] Aggressive Growth Fund      [ ] U.S. Government Securities Fund
     [ ] Blue Chip Fund              [ ] Short-Term Government Fund
     [ ] Capital Income Fund         [ ] National Municipal Bond Fund
     [ ] Asset Allocation Fund       [ ] California Tax-Exempt Bond Fund
     [ ] Corporate Bond Fund
     Money Market Funds
     [ ] Prime Fund                  [ ] Treasury Only Fund
     [ ] Treasury Fund               [ ] Tax-Exempt Money Fund
     [ ] Government Fund             [ ] California Tax-Exempt Money Market Fund

Additional Comments:

 ................................................................................
 ................................................................................
 ................................................................................
 ................................................................................
 ................................................................................
 ................................................................................

           NOT FDIC INSURED  -  NO BANK GUARANTEE  -  MAY LOSE VALUE

[PACIFIC HORIZON FUNDS logo]

Concord Financial Group, Inc., Distributor

PRM-0021